AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 1998.

                        1933 ACT REGISTRATION NO. 2-99810
                       1940 ACT REGISTRATION NO. 811-04391

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 34

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 32

                              THE PBHG FUNDS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                               825 DUPORTAIL ROAD
                                 WAYNE, PA 19087
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 433-0051

                                HAROLD J. BAXTER
                        PILGRIM BAXTER & ASSOCIATES, LTD.
                               825 DUPORTAIL ROAD
                         WAYNE, PENNSYLVANIA 19087-5525
                     ---------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:


JOHN M. ZERR, ESQ.                       WILLIAM H. RHEINER, ESQ.
GENERAL COUNSEL AND SECRETARY            BALLARD SPAHR ANDREWS & INGERSOLL, LLP
PILGRIM BAXTER & ASSOCIATES, LTD.        1735 MARKET STREET
825 DUPORTAIL ROAD                       51ST FLOOR
WAYNE, PENNSYLVANIA  19087-5525          PHILADELPHIA, PENNSYLVANIA  19103-7599

Approximate date of Proposed Public Offering: As soon as practicable after effective date of Registration Statement

      It is proposed that this filing will become effective:


  X   immediately upon filing pursuant to paragraph (b)
-----

      on [date] pursuant to paragraph (b)
-----

      60 days after filing pursuant to paragraph (a)(1)
-----

      on ____________________, pursuant to paragraph (a)(1)
-----

      75 days after filing pursuant to paragraph (a)(2)
-----

      on (date) pursuant to paragraph (a)(2) of Rule 485
-----


Title of Securities Being Registered:  Common Stock

                              THE PBHG FUNDS, INC.
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

PART A.  Item No. and Captions                                  Caption in Prospectus

 1.        Cover Page                                           Cover Page

 2.        Synopsis                                             Summary

 3.        Condensed Financial Information                      Expense Summary; Financial Highlights; Performance
                                                                Advertising

 4.        General Description of Registrant                    The Fund and the Portfolios; Investment Objectives and
                                                                Policies; General Investment Policies and Strategies; Risk
                                                                Factors; Investment Limitations; General Information -
                                                                The Fund

 5.        Management of the Fund                               Financial Highlights; General Information - Directors of
                                                                the Fund; General Information - The Adviser; General
                                                                Information - Newbold's Asset Management, Inc.;
                                                                General Information - Murray Johnstone International,
                                                                Ltd.; General Information - Wellington Management
                                                                Company, LLP; General Information - The
                                                                Administrator and Sub-Administrator; General
                                                                Information - The Transfer Agent and Sub-Transfer
                                                                Agents; General Information - The Distributor

 6.        Capital Stock and Other Securities                   The Fund and the Portfolios; General Information -
                                                                Voting Rights; General Information - Dividends and
                                                                Distributions; Taxes

 7.        Purchase of Securities Being Offered                 How to Purchase Fund Shares; Shareholder Services;
                                                                Determination of Net Asset Value; General Information -
                                                                The Distributor

 8.        Redemption or Repurchase                             How to Redeem Fund Shares; Determination of Net
                                                                Asset Value

 9.        Pending Legal Proceedings                            Not Applicable


PART B.  Item No. and Captions                                  Caption in Statement of Additional Information

10.        Cover Page                                           Cover Page

11.        Table of Contents                                    Table of Contents

12.        General Information and History                      The Fund

13.        Investment Objectives and Policies                   Description of Permitted Investments; Investment
                                                                Limitations; Description of Shares

14.        Management of the Registrant                         Directors and Officers of the Fund; The Administrator

15.        Control Persons and Principal Holders of             Directors and Officers of the Fund; 5% and 25%
           Securities                                           Shareholders

16.        Investment Advisory and Other Services               The Adviser and Sub-Advisers; The Administrator and
                                                                Sub-Administrator; The Distributor

17.        Brokerage Allocation                                 Portfolio Transactions

18.        Capital Stock and Other Securities                   Description of Shares

19.        Purchase, Redemption, and Pricing of                 Purchase and Redemption of Shares;
           Securities Being Offered                             Determination of Net Asset Value

20.        Tax Status                                           Taxes

21.        Underwriters                                         The Distributor

22.        Calculation of Yield Quotations                      Computation of Yield; Calculation of Total Return

23.        Financial Statements                                 Financial Statements


Part C.    Information required to be included in Part C is set forth under the appropriate item, so numbered, in
           Part C of this Registration Statement.

                              THE PBHG FUNDS, INC.
                                PBHG CLASS SHARES


                          PROSPECTUS DATED JUNE 1, 1998


The PBHG Funds, Inc. (the "Fund") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers PBHG Class shares of each of the following portfolios (each a "Portfolio" and, together, the "Portfolios"):

PBHG GROWTH FUNDS                                   PBHG VALUE FUNDS
o PBHG GROWTH FUND                                  o PBHG LARGE CAP VALUE FUND
o PBHG EMERGING GROWTH                              o PBHG MID-CAP VALUE FUND
  FUND                                              o PBHG SMALL CAP VALUE FUND
o PBHG LARGE CAP GROWTH
  FUND                                              PBHG SPECIALTY FUNDS
o PBHG SELECT EQUITY FUND                           o PBHG INTERNATIONAL FUND
o PBHG CORE GROWTH FUND                             o PBHG CASH RESERVES FUND
o PBHG LIMITED FUND                                 o PBHG TECHNOLOGY &
o PBHG LARGE CAP 20 FUND                              COMMUNICATIONS FUND
                                                    o PBHG STRATEGIC SMALL
                                                      COMPANY FUND


This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated June 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-433-0051. This Prospectus is also available on the Fund's Web site at http://www.pbhgfunds.com. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.


AN INVESTMENT IN THE PBHG CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

As of the date of this Prospectus, the PBHG Class shares of the PBHG Limited Fund are open to new investments only by existing PBHG Class shareholders of the PBHG Limited Fund. The existing PBHG Class shareholders of the PBHG Limited Fund may open new accounts in the PBHG Limited Fund, provided that any new account is registered in the same name or has the same social security or taxpayer identification number as the existing shareholder's account.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency and are subject to investment risk, including the possible loss of principal.

SUMMARY

         The PBHG Funds, Inc. (the "Fund") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 14 separate series of the Fund: PBHG Growth Fund (the "Growth Fund"), PBHG Emerging Growth Fund (the "Emerging Growth Fund"), PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), PBHG Select Equity Fund (the "Select Equity Fund"), PBHG Core Growth Fund (the "Core Growth Fund"), PBHG Limited Fund (the "Limited Fund"), PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), PBHG Large Cap Value Fund (the "Large Cap Value Fund"), PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), PBHG Small Cap Value Fund (the "Small Cap Value Fund"), PBHG International Fund (the "International Fund"), PBHG Cash Reserves Fund (the "Cash Reserves Fund"), PBHG Technology & Communications Fund (the "Technology & Communications Fund"), and PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"). Except for the Large Cap 20 Fund, which is classified as a non-diversified investment company, each Portfolio is classified as a diversified investment company.


         Who are the Adviser and each of the Sub-Advisers? Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Portfolio. Pilgrim Baxter Value Investors, Inc. ("Value Investors") serves as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds. Murray Johnstone International Limited ("Murray Johnstone") serves as the sub-adviser to the International Fund. Wellington Management Company, LLP ("Wellington Management") serves as the sub-adviser to the Cash Reserves Fund. See "The Adviser," "Value Investors," "Murray Johnstone," and "Wellington Management" under the caption "General Information."

TABLE OF CONTENTS


Summary ..................................................................  2
Expense Summary ..........................................................  4
Financial Highlights .....................................................  6
The Fund and the Portfolios .............................................. 11
Investment Objectives and Policies ....................................... 11
General Investment Policies and Strategies ............................... 25
Risk Factors ............................................................. 27
Investment Limitations ................................................... 30
How to Purchase Fund Shares .............................................. 31
Shareholder Services ..................................................... 34
How to Redeem Fund Shares ................................................ 37
Determination of Net Asset Value ......................................... 39
Performance Advertising .................................................. 40
Taxes .................................................................... 41
General Information ...................................................... 43
Glossary of Permitted Investments ........................................ 51



         Who are the Administrator and Sub-Administrator? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the administrator of the Fund, and SEI Fund Resources, an affiliate of the Fund's distributor, serves as sub-administrator of the Fund. See "The Administrator and Sub-Administrator" under the caption "General Information."

         Who are the Transfer Agent and Shareholder Servicing Agents? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund (the "Transfer Agent"). PBHG Fund Services serves as shareholder servicing agent of the Fund. UAM Shareholder Service Center, Inc., an affiliate of the Adviser, serves as sub-shareholder servicing agent of the Fund. The Fund may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. See "The Transfer Agent and Shareholder Servicing Agents" under the caption "General Information."

         Who is the Distributor? SEI Investments Distribution Co. provides the Fund with distribution services. See "The Distributor" under the caption "General Information."

         Is There a Sales Load? No, PBHG Class shares of each Portfolio are offered on a no-load basis.


         Is There a Minimum Investment? Each Portfolio (except the Limited Fund and Strategic Small Company Fund) has a minimum initial investment of $2,500 for regular accounts and $2,000 for IRAs. The Limited Fund and Strategic Small Company Fund each have a minimum initial investment of $5,000 for regular accounts and $2,000 for IRAs. Each Portfolio, however, has a minimum initial investment of $500 for both regular accounts and IRAs provided a Systematic Investment Plan is established by the investor with a minimum investment of $25 per month at the same time that the initial investment is made. The minimum initial investment for Education IRAs is $500.


         How Do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on any day on which the New York Stock Exchange is open for business ("Business Day"). However, shares of the Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment by check or readily available funds prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Portfolios. Redemption orders placed with the Transfer Agent prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Portfolios on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. The Fund also offers a Systematic Investment Plan and a Systematic Withdrawal Plan. See "Shareholder Services."

EXPENSE SUMMARY

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in PBHG Class shares.

Annual Operating Expenses
(as a percentage of average net assets after applicable fee waivers)



                                                                                                Total Operating
                                                                                               Expenses (net of
                                                                                                 reimbursement
                                                                                               after fee waiver
                                                                                                  or expense
                                         Advisory           12b-1            Other              reimbursement,
                                           Fees             Fees          Expenses(1)             if any)(2)
                                         --------           -----         -----------          ----------------
Growth Fund                                .85%             None              .41%                   1.26%
Emerging Growth Fund                       .85%             None              .42%                   1.27%
Large Cap Growth Fund                      .75%             None              .47%                   1.22%
Select Equity Fund                         .85%             None              .50%                   1.35%
Core Growth Fund                           .85%             None              .50%                   1.35%
Limited Fund                              1.00%             None              .40%                   1.40%
Large Cap 20 Fund                          .85%             None              .56%                   1.41%
Large Cap Value Fund                       .65%             None              .52%                   1.17%
Mid-Cap Value Fund                         .85%             None              .62%                   1.47%
Small Cap Value Fund                      1.00%             None              .49%                   1.49%
International Fund                        1.00%             None             1.00%                   2.00%
Cash Reserves Fund                         .30%             None              .38%                    .68%
Technology & Communications
  Fund                                     .85%             None              .45%                   1.30%
Strategic Small Company Fund              1.00%             None              .45%                   1.45%


                                       4

    (1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each Portfolio.

    (2) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses of the Core Growth, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds to no more than 1.50% of the average daily net assets of each such Portfolio. In addition, the Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the annual operating expenses of the International Fund to no more than 2.25% of the average daily net assets of that Portfolio. Each such waiver of Advisory Fees or assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by each Portfolio in future years if such reimbursement can be achieved within the foregoing annual expense limits. Nevertheless, it is not expected that the Adviser will need to waive or limit its Advisory Fees or to assume Other Expenses for each of those Portfolios during the current fiscal year, assuming the average assets of each of those Portfolios is at least $50 million.


Example An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.


                                                1 year           3 years          5 years           10 years
                                                ------           -------          -------           --------

Growth Fund                                       $13               $40             $ 69              $152
Emerging Growth Fund                              $13               $40             $ 70              $153
Large Cap Growth Fund                             $12               $39             $ 67              $148
Select Equity Fund                                $14               $43             $ 74              $162
Core Growth Fund                                  $14               $43             $ 74              $162
Limited Fund                                      $14               $44             $ 77              $168
Large Cap 20 Fund                                 $14               $45             $ 77              $169
Large Cap Value Fund                              $12               $37             $ 64              $142
Mid-Cap Value Fund                                $15               $46             $ 80              $176
Small Cap Value Fund                              $15               $47             $ 81              $178
International Fund                                $20               $63             $108              $233
Cash Reserves Fund                                $ 7               $22             $ 38              $ 85
Technology & Communications Fund                  $13               $41             $ 71              $157
Strategic Small Company Fund                      $15               $46             $ 79              $174


The example is based upon estimated total operating expenses for the Portfolios, as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in PBHG Class shares of each Portfolio. See "The Adviser" and "The Administrator and Sub-Administrator" under the caption "General Information."


FINANCIAL HIGHLIGHTS


The following information for the fiscal periods ended March 31, 1997 and 1998 has been audited by Coopers & Lybrand L.L.P., the Fund's current independent accountants. The information for the fiscal periods ended prior to March 31, 1997 was audited by the Fund's former independent public accountants. The Fund's audited financial statements are incorporated by reference into the Fund's Statement of Additional Information under "Financial Statements." The following tables should be read in conjunction with the Fund's financial statements and notes thereto. Additional information about each Portfolio's performance is contained in the Fund's Annual Report, which may be obtained (without charge) by calling 1-800-433-0051.

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                              Realized
                                                 and
                                             Unrealized  Distributions     Distributions
            Net Asset Value                    Gains or    from Net            from
             Beginning of    Net Investment   Losses on   Investment          Capital     Net Asset Value
               Period         Income (Loss)  Securities     Income             Gains       End of Period     Total Return
            ---------------  --------------  ----------- -------------     -------------  ---------------    ------------
PBHG Growth Fund
    PBHG Class
1998             $21.06          (0.26)         $ 7.43         --              --            $28.23             34.05%
1997              25.30          (0.10)          (4.14)        --              --             21.06            (16.76)%
1996              16.70          (0.06)           8.66         --              --             25.30             51.50%
1995              14.67          (0.05)           2.09         --           $(0.01)           16.70             13.92%
1994              10.83          (0.03)           4.06         --            (0.19)           14.67             37.28%
1993              10.37          (0.16)           3.07         --            (2.45)           10.83             34.47%
1992              11.51          (0.06)           1.35         --            (2.43)           10.37             13.78%
1991              10.86          (0.01)           1.45         --            (0.79)           11.51             16.94%
1990              10.84          (0.05)           2.92      $(0.04)          (2.81)           10.86             27.11%
1989              10.44           0.02            0.41         --            (0.03)           10.84              3.98%
    Advisor Class
1998             $21.03         $(0.15)         $ 7.24         --              --            $28.12             33.71%
19971             25.42          (0.06)          (4.33)        --              --             21.03            (17.27)%+
PBHG Emerging Growth Fund
1998             $19.26         $(0.24)         $ 6.81         --              --            $25.83             34.11%
1997              23.07          (0.11)          (2.87)        --           $(0.83)           19.26            (13.71)%
1996              16.10          (0.07)           8.03         --            (0.99)           23.07             50.16%
19952,3           14.59          (0.01)           1.56         --            (0.04)           16.10             10.64%+
19942             13.22          (0.03)           2.38         --            (0.98)           14.59             19.64%
19934             10.00          (0.03)           3.25         --              --             13.22             32.20%+
PBHG Large Cap Growth Fund
1998             $14.26         $(0.19)         $ 8.82         --           $(0.20)          $22.69             60.80%
1997              14.53          (0.05)          (0.21)        --            (0.01)           14.26             (1.77)%
19965             10.00          (0.03)           4.97         --            (0.41)           14.53             50.47%*
PBHG Select Equity Fund
1998             $15.91         $(0.44)         $ 8.68         --              --            $24.15             51.79%
1997              17.27          (0.13)          (1.03)        --           $(0.20)           15.91             (6.94)%
19965             10.00           0.05            7.68         --            (0.36)           17.27             77.75%*
PBHG Core Growth Fund
1998             $10.34         $(0.33)         $ 3.52         --              --            $13.53             30.85%
1997              11.82          (0.09)          (1.39)        --              --             10.34            (12.52)%
19966             10.00            --             1.82         --              --             11.82             18.20%+
PBHG Limited Fund




1998             $ 9.05         $(0.10)          $5.53         --           $(0.40)          $14.08          60.78%
19977             10.00          (0.02)           0.93      $(0.03)          (0.01)            9.05          (9.15)%+
PBHG Large Cap 20 Fund
1998             $ 9.25         $(0.07)          $6.80         --              --            $15.98          72.76%
19978             10.00          (0.01)          (0.73)     $(0.01)            --              9.25          (7.40)%+
PBHG Large Cap Value Fund
1998             $10.11          $0.02           $3.84      $(0.06)         $(0.90)          $13.01          39.47%
19979             10.00           0.02            0.09         --              --             10.11           1.10%+
PBHG Mid-Cap Value Fund
199812           $10.00         $(0.01)          $6.00         --           $(0.69)          $15.30          61.06%+
PBHG Small Cap Value Fund
199812           $10.00         $(0.03)          $6.15         --           $(0.74)          $15.38          62.27%+
PBHG International Fund
1998             $11.26         $(0.03)          $1.83         --           $(1.02)          $12.04          17.46%
1997              10.55            --             0.71         --              --             11.26           6.73%
1996               9.13          (0.04)           1.46         --              --             10.55          15.55%
199510            10.00          (0.03)          (0.80)        --           $(0.04)            9.13          (8.33)%+
PBHG Cash Reserves Fund
1998              $1.00         $ 0.05             --       $(0.05)            --             $1.00           5.13%
1997               1.00           0.05             --       $(0.05)            --              1.00           4.89%
19965              1.00           0.05             --        (0.05)            --              1.00           5.24%*
PBHG Technology & Communications Fund
1998             $14.63         $(0.23)          $5.72         --           $(0.85)          $19.27          38.29%
1997              12.48          (0.05)           2.55         --            (0.35)           14.63          19.59%
199611            10.00          (0.02)           2.50         --              --             12.48          24.82%+
PBHG Strategic Small Company Fund
1998              $8.86         $(0.11)          $5.01         --           $(0.87)          $12.89          56.54%
19979             10.00            --            (1.14)        --              --              8.86         (11.40)%+






                                                              Ratio of         Ratio of Net
                                                Ratio of     Expenses to        Investment
                                Ratio of     Net Investment  Average Net       Income (Loss)
             Net Assets        Expenses to    Income (Loss)    Assets         to Average Net        Portfolio      Average
               End of          Average Net     to Average    (Excluding           Assets             Turnover     Commission
            Period (000)         Assets        Net Assets     Waivers)      (Excluding Waivers)        Rate       Rate Paid++
            ------------       -----------   --------------  -----------    -------------------     ---------     ------------
PBHG Growth Fund
    PBHG Class
1998         $5,338,380           1.26%          (0.74)%      1.26%              (0.74)%              94.21%       $0.0549
1997          4,634,138           1.25%          (0.69)%      1.25%              (0.69)%              64.89%        0.0493
1996          3,298,925           1.48%          (0.79)%      1.48%              (0.79)%              44.64%         N/A
1995          1,014,832           1.50%          (0.69)%      1.50%              (0.69)%             118.75%         N/A
1994            319,059           1.55%          (0.78)%      1.59%              (0.82)%              94.28%         N/A
1993              6,069           2.39%          (1.69)%      3.04%              (2.34)%             209.24%         N/A
1992              7,339           1.52%          (0.55)%      2.00%              (1.03)%             114.54%         N/A
1991             10,356           1.50%          (0.09)%      1.75%              (0.34)%             228.02%         N/A
1990             18,849           1.32%          (0.35)%      1.32%              (0.35)%             219.41%         N/A
1989             23,494           1.19%           0.20%       1.19%               0.20%              175.01%         N/A
    Advisor Class
1998            $89,227           1.51%          (1.02)%      1.51%              (1.02)%              94.21%       $0.0549
19971            12,991           1.53%*         (1.11)%*     1.53%              (1.11)%*             64.89%        0.0493
PBHG Emerging Growth Fund
1998         $1,404,157           1.27%          (0.80)%      1.27%              (0.80)%              95.21%       $0.0434
1997          1,195,620           1.28%          (0.36)%      1.28%              (0.36)%              47.75%        0.0328
1996            689,705           1.47%          (0.42)%      1.47%              (0.42)%              97.05%         N/A
19952,3         411,866           1.50%*         (0.08)%*     1.50%*             (0.08)%*             27.50%         N/A
19942           113,329           1.45%          (0.77)%      1.45%              (0.77)%              95.75%         N/A
19934            34,517           1.50%*         (0.72)%*     1.54%*             (0.76)%*             71.18%         N/A
PBHG Large Cap Growth Fund
1998           $145,662           1.22%          (0.79)%      1.22%              (0.79)%              46.56%       $0.0582
1997            119,971           1.23%          (0.47)%      1.23%              (0.47)%              51.70%        0.0547
19965            53,759           1.50%*         (0.66)%*     2.07%*             (1.23)%*            116.75%         N/A
PBHG Select Equity Fund
1998           $336,076           1.35%          (1.15)%      1.35%              (1.15)%              72.16%       $0.0566
1997            372,486           1.26%          (0.76)%      1.26%              (0.76)%              71.70%        0.0443
19965           202,796           1.50%*         (0.74)%*     1.73%*             (0.97)%*            206.22%         N/A
PBHG Core Growth Fund
1998           $165,510           1.35%          (1.07)%      1.35%              (1.07)%              72.78%       $0.0555
1997            283,995           1.36%          (0.77)%      1.36%              (0.77)%              46.75%        0.0437
19966            31,092           1.50%*         (0.18)%*     2.92%*             (1.60)%*             17.00%         N/A
PBHG Limited Fund
1998           $178,168           1.40%          (0.72)%      1.40%              (0.72)%              81.36%       $0.0380
19977           137,520           1.42%*          0.33%*      1.42%*              0.33%*              75.46%        0.0304
BHG Large Cap 20 Fund
1998           $192,631           1.41%          (0.79)%      1.41%              (0.79)%              98.27%       $0.0594





19978            69,819           1.50%*          0.17%*      1.50%*          0.17%*          43.98%        0.0550
PBHG Large Cap Value Fund
1998            $76,476           1.17%           0.98%       1.17%           0.98%          403.59%       $0.0588
19979            26,262           1.50%*          1.61%*      1.74%*          1.37%*           0.00%        0.0588
PBHG Mid-Cap Value Fund
199812          $54,173           1.47%*         (0.17)%*     1.47%*         (0.17)%*        399.96%       $0.0583
PBHG Small Cap Value Fund
199812         $125,834           1.49%*         (0.52)%*     1.49%*         (0.52)%*        263.04%       $0.0582
PBHG International Fund
1998            $20,905           2.00%          (0.13)%      2.00%          (0.13)%          85.94%       $0.0306
1997             21,265           2.22%          (0.32)%      2.22%          (0.32)%          74.82%        0.0287
1996             11,243           2.25%          (0.22)%      3.03%          (1.00)%         140.26%         N/A
199510           15,236           2.25%*         (0.43)%*     2.36%*         (0.54)%*         81.72%         N/A
PBHG Cash Reserves Fund
1998           $117,574           0.68%           5.00%       0.68%           5.00%            N/A           N/A
1997            341,576           0.68%           4.79%       0.68%           4.79%            N/A           N/A
19965            99,001           0.70%*          5.05%*      0.88%*          4.87%*           N/A           N/A
PBHG Technology & Communications Fund
1998           $495,697           1.30%          (0.91)%      1.30%          (0.91%)         259.89%       $0.0477
1997            493,156           1.33%          (0.59)%      1.33%          (0.59)%         289.91%        0.0365
199611           61,772           1.50%*         (0.50)%*     2.00%*         (1.00)%*        125.99%          N/A
PBHG Strategic Small Company Fund
1998           $111,983           1.45%          (0.92)%      1.45%          (0.92)%         215.46%       $0.0574
19979            61,382           1.50%*          0.18%*      1.50%*          0.18%*          88.88%        0.0562

*    Annualized
+    Total returns have not been annualized.
++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate paid is only required for reporting periods beginning after September 1, 1995.
1    The PBHG Growth Fund Advisor Class commenced operations on August 19, 1996.
2 The information set forth in this table for the periods prior to June 2, 1994 is the financial data of the Pilgrim Baxter Emerging Growth Fund, a series of the Advisors' Inner Circle Fund. The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year end of its predecessor only for fiscal year 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995 and reported financial information for the fiscal period from November 1, 1994 to March 31, 1995.
3    Per share calculations were performed using average shares for the period.
4 The Pilgrim Baxter Emerging Growth Fund, the predecessor series to the PBHG Emerging Growth Fund, commenced operations on June 15, 1993.
5 The PBHG Select Equity Fund, the PBHG Large Cap Growth Fund, and the PBHG Cash Reserves Fund commenced operations on April 5, 1995.
6    The PBHG Core Growth Fund commenced operations on January 2, 1996.
7    The PBHG Limited Fund commenced operations on July 1, 1996.
8    The PBHG Large Cap 20 Fund commenced operations on December 1, 1996.
9 The PBHG Large Cap Value Fund and PBHG Strategic Small Company Fund commenced operations on January 2, 1997.
10   The PBHG International Fund commenced operations on June 14, 1994.
11 The PBHG Technology & Communications Fund commenced operations on October 2, 1995.
12 The PBHG Mid-Cap Value Fund and PBHG Small Cap Value Fund commenced operations May 1, 1997.

THE FUND AND THE PORTFOLIOS

The Fund is an open-end management investment company that offers by means of this Prospectus shares in 14 separate series: Growth Fund, Emerging Growth Fund, Large Cap Growth Fund, Select Equity Fund, Core Growth Fund, Limited Fund, Large Cap 20 Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, International Fund, Cash Reserves Fund, Technology & Communications Fund and Strategic Small Company Fund. Each share of each Portfolio represents an undivided interest in that Portfolio. The Fund's shares are currently divided into two classes of shares (PBHG Class and Advisor Class) having such preferences and special or relative rights and privileges as the Board of Directors determines. Only the Fund's PBHG Class shares are offered by this Prospectus. Advisor Class shares are generally subject to the same expenses as the PBHG Class shares but also are subject to a Rule 12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets attributable to its shares. Advisor Class shares are currently available for the Growth Fund only and are offered by a separate prospectus, which is available without charge by calling 1-800-433-0051. Additional information pertaining to the Fund may be obtained in writing from the Fund's Transfer Agent at DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

INVESTMENT OBJECTIVES AND POLICIES

PBHG GROWTH FUNDS

PBHG Growth Fund

The Growth Fund, a diversified portfolio, seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (i.e., companies with market capitalization or annual revenues of up to $2 billion). The average market capitalizations or annual revenues of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $2 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Stock Index ("S&P 500"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depositary Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Emerging Growth Fund

The Emerging Growth Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be as fully invested as practicable in common stocks (including ADRs), but also may invest in equity securities such as warrants and rights to purchase common stocks, preferred stocks, and securities convertible into or exchangeable for common stocks. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of domestic emerging growth companies that have historically exhibited exceptional or strong growth characteristics and, in the Adviser's opinion, have an expected trend of earnings higher than that of the U.S. market as a whole. Such companies generally have market capitalizations or annual revenues of up to $500 million. The average market capitalizations or annual revenues of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $500 million subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio. The Adviser will not consider dividend income when selecting common stocks for the Portfolio.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio reserves the right to invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities. The Portfolio may invest in restricted securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Large Cap Growth Fund

The Large Cap Growth Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories).

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of large capitalization companies that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies have market capitalizations in excess of $1 billion (with a median market capitalization of approximately $2.75 billion). The Adviser also will consider the diversity of industries in choosing investments for the Portfolio.

The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks and stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Select Equity Fund

The Select Equity Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, preferred stocks and securities that are convertible into or exchangeable for common stocks. The Portfolio may invest in convertible debt securities rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Adviser will consider the diversity of industries in choosing investments for the Portfolio.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of a limited number of companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Normally, the Portfolio's investments will be limited to a relatively small number of stocks (e.g., no more than 30 stocks) of small, medium and large capitalization companies. Because the Portfolio focuses on a small number of stocks, the impact of a change in value of a stock holding may be magnified.

The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Core Growth Fund

The Core Growth Fund, a diversified portfolio, seeks long-term capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of companies, without regard to market capitalization, that are believed by the Adviser to have superior long-term growth prospects and potential for long-term capital appreciation.

The Adviser seeks to invest in companies poised for rapid growth that have an historical record of above-average earnings growth, demonstrate the ability to sustain strong earnings growth, and operate in industries or markets that may be experiencing increased demand for their products or services. Such companies may include ones that the Adviser has invested in or believes are good prospects for certain of its other Portfolios. The Adviser will consider diversity of industries in choosing investments for the Portfolio and will not limit the number of small, medium and large capitalization companies in which the Portfolio will invest.

The Portfolio will normally be as fully invested as practicable in common stocks and investment grade securities convertible into common stocks (i.e., within one of the four highest rating categories by an NRSRO). The Portfolio also may invest up to 5% of its assets in warrants and rights to purchase common stocks.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs) and forward foreign currency exchange contracts, and may invest up to 15% of its net assets in illiquid securities, but will not invest more than 10% of its net assets in restricted securities. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Limited Fund

The Limited Fund, a diversified portfolio, seeks long-term capital appreciation. Under normal conditions, the Portfolio will invest primarily in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of companies, with smaller market capitalizations or annual revenues of up to $250 million, that are believed by the Adviser to have superior long-term growth prospects and potential for long-term capital appreciation. The average and median market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or revenues grow above $250 million subsequent to purchase, if such companies continue to satisfy the other investment policies of the Portfolio.

The Portfolio seeks to invest in smaller capitalization companies poised for rapid and dynamic growth. In selecting holdings for the Portfolio, the Adviser focuses on companies that possess exceptional or strong historical growth characteristics and whose trend of earnings and stock prices are expected by the Adviser to grow faster than those of the U.S.

stock market as a whole. Dividend income will not be considered in selecting holdings for the Portfolio.

The securities of smaller companies are usually less actively followed by analysts and may be undervalued by the market, which can provide significant opportunities for capital appreciation. However, the securities of such smaller companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. See "Risk Factors" for more information about smaller company securities.

The Portfolio will normally be as fully invested as practicable in common stocks and investment grade securities convertible into common stocks (i.e., within one of the four highest rating categories by an NRSRO). The Portfolio also may invest up to 5% of its assets in warrants and rights to purchase common stocks. Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs) and forward foreign currency exchange contracts, and may invest up to 15% of its net assets in illiquid securities, but will not invest more than 10% of its net assets in restricted securities. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Glossary of Permitted Investments" for additional information.

PBHG Large Cap 20 Fund


The Large Cap 20 Fund, a non-diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock that are convertible into common stocks. The Portfolio may invest in convertible debt securities rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). The Adviser will consider the diversity of industries in choosing investments for the Portfolio.


Under normal market conditions, the Portfolio will invest substantially all of its assets in equity securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified. Although the Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.


PBHG VALUE FUNDS

PBHG Large Cap Value Fund

The Large Cap Value Fund, a diversified portfolio, seeks long-term growth of capital and income. Current income is a secondary objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of large capitalization companies which, in the opinion of the Adviser and Value Investors, are undervalued or overlooked by the market. Such large companies have market capitalizations in excess of $1 billion at the time of purchase.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to the current market price of its stock; continuing dividend income and the potential for increasing dividend growth; a strong balance sheet with low financial leverage; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments. The Portfolio may invest in equity securities of companies that are considered to be financially sound and attractive investments based on their long-term operations which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to return their earnings to historical levels or otherwise increase the market price of their securities.

The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total asset in securities of foreign issuers, including ADRs, and may also invest up to 15% of its net assets in restricted or illiquid securities. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions. For temporary defensive purposes, the Portfolio may invest in money market securities or short-term bonds without limitation. See "Temporary Investments" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis.

The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Mid-Cap Value Fund

The Mid-Cap Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's Mid-Cap 400 Index ("S&P 400"), which are considered to be relatively undervalued based on certain proprietary measures of value. The current market capitalization of companies represented in the S&P 400 is typically between $200 million and over $5 billion. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings ratios than the average of those in the S&P 400. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weighings of the S&P 400 with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.


Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities (i.e., common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of undervalued medium capitalization issuers. The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs and other similar instruments. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" below for a fuller description. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.


See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Small Cap Value Fund

The Small Cap Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented in the Russell 2000 Index, which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies represented in the Russell 2000 Index is typically between $57 million and $610 million. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings and price/book value ratios than the average of those in the Russell 2000 Index. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weightings of the Russell 2000 Index, with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for current dividends; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in common stocks of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or contrary to those of other investors. However, such an approach may also produce significant capital appreciation.

In addition to the Portfolio's primary investment (i.e., under normal market conditions, at least 65% of its total assets will be invested in common stocks of undervalued small capitalization companies), the Portfolio may also invest in other equity securities (i.e., preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of such small capitalization issuers. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" below for a fuller description.

The securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total asset in securities of foreign issuers, including ADRs and other similar instruments. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG SPECIALTY FUNDS

PBHG International Fund

The International Fund, a diversified portfolio, seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Country selection is a significant part of the investment process. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers in at least three countries other than the United States. The Portfolio may invest more than 25% of its total assets in the securities of issuers whose principal activities are in specific countries or geographic regions, including emerging markets. The term "emerging markets" applies to any country which is generally considered to be an emerging or developing country by the international financial community.

Under normal circumstances, the Portfolio's assets will be fully invested in the following equity securities of non-U.S. companies: common stocks, securities convertible into or exchangeable for common stocks, preferred stocks, warrants and rights to subscribe to common stocks. The Portfolio may purchase securities of foreign issuers sold in foreign markets, on United States registered exchanges, in the over-the-counter market, or in the form of sponsored or unsponsored ADRs or Global Depositary Receipts. The Portfolio's investments in equity securities are not based on company size and can range from small capitalization companies to large, established companies.

The Portfolio generally will not hedge its currency exposure, since currency considerations are an important part of the Portfolio's country and company selection process. Nevertheless, the Portfolio may on occasion enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. (A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price.)

In addition, when, in the opinion of the Adviser or Murray Johnstone, market conditions so warrant, the Portfolio may invest, without limitation, in U.S. or non-U.S. money market securities and short-term debt securities, including securities issued or guaranteed by U.S. or non-U.S. governments or the agencies or instrumentalities of such governments, and securities issued by supranational agencies. Such securities will be of comparable quality to U.S. securities rated in one of the four highest rating categories by an NRSRO.

Under normal market conditions, the Portfolio expects to be fully invested in the equity securities described above. However, it may invest up to 15% of its total assets in: swaps, options on securities, non-U.S. indices and currencies, and futures contracts, including stock index futures contracts, and options on futures contracts. The Portfolio is permitted to acquire floating and variable rate debt securities, when-issued securities and illiquid and restricted securities. The Portfolio will not invest more than 15% of its net assets in illiquid securities. The Portfolio may invest in common stocks of closed-end investment companies that invest primarily in international common stocks. If the Portfolio invests in closed-end investment companies, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including fees of the Adviser), but also will indirectly bear similar expenses of the underlying closed-end fund. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Cash Reserves Fund


The Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions the Portfolio invests in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington Management to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Portfolio complies with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less and generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington Management is subject to the approval or ratification by the Board of Directors.

It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Portfolio may invest up to 10% of its net assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Directors of the Fund will be considered liquid. Rule 144A securities are unregistered securities that may be resold only to "qualified institutional buyers." Investments in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the Portfolio may invest in U.S. Treasury STRIPS. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.


PBHG Technology & Communications Fund


The Technology & Communications Fund, a diversified portfolio, seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communications-related products and services.


Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into or exchangeable for common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, established firms with track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase only securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG Strategic Small Company Fund

The Strategic Small Company Fund, a diversified portfolio, seeks growth of capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (as previously defined herein) of small capitalization companies. Such small companies have market capitalizations or annual revenues of up to $750 million at the time of purchase. The Portfolio may continue to hold securities of companies whose market capitalization or revenues grow above that level if such companies continue to satisfy the other investment policies of the Portfolio.


In selecting investments for the Portfolio, the Adviser or Value Investors may emphasize securities poised for rapid and dynamic growth ("growth securities") or securities that are undervalued or overlooked by the market ("value securities") depending on the views of the Adviser and Value Investors of current economic or market conditions and their long-term investment outlook. The Portfolio is flexibly and strategically managed so that depending on the views of the Adviser and Value Investors of economic or market conditions they will adjust the mix of growth and value securities held by the Portfolio. Consequently, at times it may be more heavily invested in growth securities and at other times it may be more heavily invested in value securities.


Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs), and may invest up to 15% of its net assets in restricted or illiquid securities. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

GENERAL INVESTMENT POLICIES
AND STRATEGIES

Investment Process of the Adviser

The Adviser's investment process is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Value Investors


Value Investor's investment process, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities, Value Investors first creates a universe of companies each of whose current share price is low in relation to its real worth or future prospects. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to its assets, earnings, cash flow and business franchise), Value Investors screens more than 8,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Murray Johnstone

The investment process of Murray Johnstone, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the International Fund, Murray Johnstone starts by determining the countries or geographic regions that, on the basis of its model criteria, can provide the best investment opportunities for the International Fund. Murray Johnstone's criteria for country selection incorporates twenty factors that are used to score and rank each market. Following the creation of this investment universe, Murray Johnstone uses its strong fundamental research capabilities to identify individual companies having superior growth records and expectations, sound balance sheets and high cash flow generation. After this identification process, each company's investment value is evaluated by taking into account such factors as relative price performance, upward earnings estimate revisions, improving balance sheets and strength of management. Currency considerations play a part in both country and company selection. Since the companies in which the International Fund invests may experience greater price volatility than a domestic stock portfolio, it is important that shareholders of the International Fund maintain a long-term investment perspective. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

Portfolio Turnover


Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the fiscal year or period ended March 31, 1998 for each of the Portfolios is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


Temporary Defensive Positions

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

RISK FACTORS

Small and Medium Capitalization Stocks

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio (other than the Cash

Reserves Fund) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth Fund, Emerging Growth Fund, Limited Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Core Growth Fund, Select Equity Fund and Technology & Communications Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each Portfolio (except the Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.


Foreign Securities and Emerging Markets

Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the International Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Technology Companies

Each Portfolio (except the Cash Reserves Fund) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Fund will invest primarily in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


Options and Futures Contracts

Certain of the Portfolios may utilize futures contracts, and may write and purchase call and put options. The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of options and futures contracts are (i) imperfect correlations between the change in market value of the securities held by the Portfolio and the prices of the options or futures contracts purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for an over-the-counter option or futures contract and the resulting inability to close the over-the-counter option or futures position prior to its maturity date, which could have an adverse impact on the Portfolio's ability to execute futures and options strategies.

For additional information regarding permitted investments for each Portfolio and other risks, see "Glossary of Permitted Investments" and the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objectives of each Portfolio and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Portfolio. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Except for the Large Cap 20 Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. With the exception of the Cash Reserves Fund, this restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (or
33 1/3% of the value of each of the Growth, Mid-Cap Value and Small Cap Value Funds' total assets). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

The foregoing percentages apply at the time of the purchase of a security.

HOW TO PURCHASE FUND SHARES

You may purchase shares of each Portfolio directly through DST Systems, Inc., the Fund's Transfer Agent. Purchases of shares of each Portfolio may be made on any Business Day. Shares of each Portfolio are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolios. Such financial institutions may charge you a fee for this service in addition to each Portfolio's public offering price.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.


Each Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Fund that a Portfolio which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than directors, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Portfolio and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Portfolio. The PBHG Limited Fund may recommence offering its shares to new investors in the future, provided that the Board of Directors determines that doing so would be in the best interest of the Portfolio and its shareholders.


Minimum Investment


The minimum initial investment in each Portfolio (other than the Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Portfolio with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25.


Initial Purchase by Mail

An account may be opened by mailing a check or other negotiable bank draft payable to The PBHG Funds, Inc. for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund will not accept third-party checks, i.e., a check not payable to The PBHG Funds, Inc. or a Portfolio for initial or subsequent investments.

Additional Purchases By Phone (Telephone Purchase)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The minimum telephone purchase is $1,000, and the maximum is five times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Fund as a result of the cancellation of such purchase.

Initial Purchase By Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolios by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Portfolios to be effective on that day. In addition, an original Account Application should be promptly forwarded to: The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.;

ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Portfolio and your assigned account number].

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

Purchase by ACH


If you have made this election, shares of each Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.


General Information Regarding Purchases


A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Portfolios. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolios.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Portfolios and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.


If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Fund. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

SHAREHOLDER SERVICES

Shareholder Inquiries and Services Offered

If you have any questions about the Portfolios or the shareholder services described below, please call the Fund at 1-800-433-0051. Written inquiries should be sent to DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolios at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolios despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Portfolios. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Portfolio's net asset value is relatively low and fewer shares being purchased when a Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Portfolio) from your designated checking or savings account. Your systematic investment in the Portfolio(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Portfolio(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Portfolio(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account.

In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Exchange Privileges


Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Portfolios of the Fund currently available to the public. However, if you own shares of any Portfolio other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Portfolio to the Cash Reserves Fund. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.


The exchange privilege may be exercised only in those states where the shares of the new Portfolio may legally be sold.

Tax-Sheltered Retirement Plans


A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Portfolios. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Portfolio of the Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.


(3) SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.


(4) 401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.


(5) 401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolios on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Fund also offers the following special accounts to meet your needs:


(1) Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.


(2) Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) Custodial and Fiduciary Accounts. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

HOW TO REDEEM FUND SHARES


Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Portfolios on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Portfolio next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment will take 15 days.


You may also redeem shares of each Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.


In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each other Portfolio and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.


You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

There is no charge for having a check for redemption proceeds mailed to you.

By Telephone

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Fund will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Fund does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Check Writing (Cash Reserves Fund Only)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Signature Guarantees


A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.


Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Fund will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Portfolio. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Fund, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Portfolio, other than the Cash Reserves Fund, is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any Business Day. The net asset value per share of each Portfolio, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal. Each Portfolio's assets (other than the Cash Reserves
Fund) are primarily valued on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the assets have been materially affected by events occurring after the close of the foreign markets, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day.


PERFORMANCE ADVERTISING

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Portfolios other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.


The "current yield" of the Cash Reserves Fund refers to the net change (excluding capital changes and income other than investment income) in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.


The total return of each Portfolio other than the Cash Reserves Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other Portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Portfolios will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolios (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because a Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from a Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in your particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Tax Treatment of Transactions

Each sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The International Fund expects to be able to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

The Fund


The Fund, an open-end management investment company, was originally incorporated in Delaware in 1985 under the name PBHG Growth Fund, Inc. Effective July 31, 1992, the Fund was reorganized as a Maryland corporation pursuant to an Agreement and Articles of Merger which was approved by Fund shareholders on July 21, 1992. On September 8, 1993, the Fund's shareholders voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the Fund's shareholders voted to change the name of the Fund to The PBHG Funds, Inc. As of the date of this Prospectus, the Fund has an authorized capitalization of
9.2 billion shares of common stock with a par value of $0.001 per share. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios. Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of its Portfolios under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Each Portfolio's expense ratios are disclosed under "Financial Highlights" in this Prospectus.


The Adviser


Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $16 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.


The Adviser serves as the investment adviser to each Portfolio under an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers the investment program of each Portfolio, subject to the supervision of, and policies established by, the Board of Directors of the Fund.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.85% of each of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value and Technology & Communications Funds' average daily net assets; 0.75% of the Large Cap Growth Fund's average daily net assets; 0.65% of the Large Cap Value Fund's average daily net assets; 1.00% of each of the Limited, Small Cap Value, International and Strategic Small Company Funds' average daily net assets; and 0.30% of the Cash Reserves Fund's average daily net assets. The investment advisory fees paid by certain of the Portfolios are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.


In the interest of limiting the expenses of the Portfolios, the Adviser has voluntarily entered into expense limitation agreements with the Fund ("Expense Limitation Agreements") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses to not more than 1.50% of the average daily net assets of each of the Core Growth, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, and to not more than 2.25% of the average daily net assets of the International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed 1.50% (or 2.25% for the International Fund). Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% (or 2.25% for the International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.


For the fiscal year ended March 31, 1998, the Adviser received a fee equal to 0.85% of the Growth Fund's average daily net assets, 0.85% of the Emerging Growth Fund's average daily net assets, 0.75% of the Large Cap Growth Fund's average daily net assets,

0.85% of the Select Equity Fund's average daily net assets, 0.85% of the Core Growth Fund's average daily net assets, 1.00% of the Limited Fund's average daily net assets, 0.85% of the Large Cap 20 Fund's average daily net assets, 0.65% of the Large Cap Value Fund's average daily net assets, 1.00% of the International Fund's average daily net assets, 0.30% of the Cash Reserves Fund's average daily net assets, 0.85% of the Technology & Communications Fund's average daily net assets and 1.00% of the Strategic Small Company Fund's average daily net assets.

Christine M. Baxter, CFA, Portfolio Manager, has managed the Emerging Growth and Limited Funds since their inception. Ms. Baxter has worked as an equity analyst and portfolio manager for the Adviser since 1991. Gary L. Pilgrim, CFA has served as the portfolio manager of the Growth Fund since its inception. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser since 1990 and also serves as a Director of the Adviser. James D. McCall, CFA has managed the Large Cap Growth and Select Equity Funds since their inception. During the period March 1997 through May 31, 1998 Mr. McCall co-managed each of these Funds with Ms. McGee. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland. Ellen A. McGee, CFA has manageed the Core Growth Fund since March 1997. During the period March 1997 through May 31, 1998, Ms. McGee co-managed this Fund with Mr. McCall. Ms. McGee joined the Adviser in March 1997 and is a portfolio manager/analyst. Prior to joining the Adviser, Ms. McGee was Vice President and Senior Portfolio Manager with First Union Capital Management from August 1995 until March 1997, Vice President and Portfolio Manager with NationsBank Private Client Group from May 1994 until August 1995, and Vice President and Senior Institutional Portfolio Manager with First National Bank of Maryland from April 1991 until May 1994. Jeffrey A. Wrona, CFA and Michael S. Hahn, CFA have been co-portfolio managers of the PBHG Technology & Communications Fund since May 22, 1998. Mr. Wrona holds a Master's Degree in Business Administration and a Bachelor's Degree in Engineering from the University of Michigan. Mr. Wrona joined the Adviser in 1997. Mr. Wrona served for seven years as a Senior Portfolio Manager at Munder Capital Management where he co-founded Munder's Mid-Cap Growth product and managed mutual fund and separate account portfolios. Mr. Wrona's prior experience includes securities analysis at Drexel Burnham Lambert. Mr. Wrona began his business career as a product design engineer with Ford Motor Company. Mr. Hahn holds a Master's Degree in Finance from the University of Maryland and a Bachelor's Degree from The Pennsylvania State University. Mr. Hahn joined the Adviser in 1997. Prior to joining the Adviser, Mr. Hahn was an Assistant Portfolio Manager for First National Bank of Maryland. Mr. Hahn's experience also includes positions in corporate finance/accounting for IBM-Federal Systems and residential real estate management with Southern Management.


Value Investors


Value Investors, 825 Duportail Road, Wayne, Pennsylvania, 19087, is a registered investment adviser that, along with its predecessors, has been in business since 1940. Value Investors is a wholly owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the Portfolios, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds pursuant to sub-advisory agreements with the Fund and the Adviser ("Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, Value Investors manages the investments of each of those Portfolios, selects investments and places all orders for purchases and sales of each Portfolio's securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements for the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each Portfolio that is computed daily and paid monthly at annual rates of 0.40%, 0.50%, 0.65% and 0.30%, respectively.

Gary D. Haubold, CFA has managed the Mid-Cap Value and Small Cap Value Funds and co-managed the Strategic Small Company Fund since each Portfolio's inception. Mr. Haubold has managed the Large Cap Value Fund since December 9, 1997. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until January 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Portfolio of the MAS Fund from its inception on December 30, 1994 through January 6, 1997 and the co-manager of the Small Cap Value Portfolio of the MAS Fund from December 31, 1994 through

January 6, 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.


Murray Johnstone


Murray Johnstone, 11 West Nile Street, Glasgow, Scotland, is a U.S. registered investment adviser that was founded in 1989 under the laws of Scotland. Murray Johnstone is a wholly-owned subsidiary of Murray Johnstone Holdings Limited, which together have under management approximately $7 billion in assets, as of March 31, 1998, for institutional clients worldwide. Murray Johnstone Holdings Limited, along with its predecessors, has been in business since 1907, and is an indirect wholly-owned subsidiary of UAM. Murray Johnstone has been advising open-end investment companies, employee benefit plans and institutions since 1992. For its services provided pursuant to its investment sub-advisory agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of 0.50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund.

Rodger F. Scullion, MSI has served as the portfolio manager of the International Fund since July 3, 1995. Mr. Scullion has been associated with Murray Johnstone since November, 1992, and serves as its Managing Director, Chief Executive Officer and Chief Investment Officer. Prior to that, Mr. Scullion served as Investment Director of Murray Johnstone Limited.

Wellington Management

Wellington Management serves as the investment sub-adviser for the Cash Reserves Fund pursuant to a sub-advisory agreement with the Fund and the Adviser. Under the sub-advisory agreement, Wellington Management manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Portfolio's average daily net assets up to and including $500 million and 0.020% of the Portfolio's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1998, Wellington had discretionary management authority with respect to approximately $195 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


The Administrator and Sub-Administrator

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.


SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Investments Company ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Fund, PBHG Advisor Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.


The Transfer Agent and Shareholder Servicing Agents


DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund. The Administrator serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Fund under a sub-shareholder servicing agreement between UAM SSC and the Administrator. The principal place of business of UAM SSC is 825 Duportail Road, Wayne, Pennsylvania 19087. From time to time, the Fund may pay amounts to third parties that provide sub- transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Fund's Transfer Agent for providing these services to shareholders investing directly in the Fund.

The Distributor

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, PA 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services. No compensation is paid to the Distributor for distribution services for the PBHG Class shares of the Portfolios.

Directors of the Fund

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected series. Shareholders of all series of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of the PBHG Class of the Fund will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Fund. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting


The Fund issues unaudited financial information semi-annually and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance


There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Fund is actively working with the Adviser, the sub-advisers and the Fund's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and shareholder servicing agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Fund believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Fund does not currently anticipate that there will be any material cost to the Fund or any Portfolio as a result of this project.


Shareholder Inquiries

You may direct inquiries to the Fund by writing to The PBHG Funds, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of a Portfolio (except the Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Portfolio at least annually. The Cash Reserves Fund accrues dividends daily and pays them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends and distributions of the Portfolios are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund. Coopers & Lybrand L.L.P. serves as the independent accountants of the Fund.

Custodians


First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Fund and each Portfolio other than the International Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the International Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").


Miscellaneous


As of May 15, 1998, the following persons owned of record or beneficially at least 25% of the outstanding PBHG Class shares of certain Portfolios, and may be deemed to be a controlling person of such Portfolio for purposes of the 1940
Act: Charles Schwab & Co. Inc., the Technology & Communications Fund and Small Cap Value Fund; and Compass Bank as trustee for Alfa Mutual Insurance Company, the Large Cap Value Fund.


GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the
Portfolios:

American Depositary Receipts and Global Depositary Receipts ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

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

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Forward Foreign Currency Contracts -- Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency contracts when they determine that the best interests of any Portfolio will be served. The International Fund will convert currency on a spot basis, and investors should be aware of the costs of currency conversion.

When the Adviser or a sub-adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Futures Contracts and Options on Futures Contracts -- No Portfolio, except the International Fund, Strategic Small Company Fund, Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund, has a current intention of utilizing futures contracts. The International Fund, Strategic Small Company Fund, Mid-Cap Value Fund and Small Cap Value Fund may enter into futures contracts for the purchase or sale of securities, including, for the International Fund, index contracts on foreign currencies. A purchase of a futures contract means the cquisition of a contractual right to obtain delivery of the securities or foreign currency, called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Portfolio incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Portfolios may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Portfolios may enter into futures contracts, and with respect to the International Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Portfolio's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the International Fund's total assets or 50% of the value of each of the other specified Portfolio's total assets.

The International Fund may also purchase and write options to buy or sell futures contracts. The International Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

Mortgage-Backed Securities -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Options -- No Portfolio, except the International Fund, has a current intention of utilizing options on stocks and stock indices. The International Fund may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of the International Fund's net assets as of the time the International Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the International Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or a sub-adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the International Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the International Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the International Fund must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund's Custodians or their agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser or a sub-adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on Investments by Money Market Funds -- Investments by the Cash Reserves Fund are subject to limitations imposed under regulations adopted by the SEC. These regulations generally require the Cash Reserves Fund to acquire only U.S. dollar obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Cash Reserves Fund may acquire only obligations that present minimal credit risks and that are "eligible securities."

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

Securities Lending -- In order to generate additional income, certain of the Portfolios may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Swaps -- As a way of managing its exposure to different types of investments, the International Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount." In return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Portfolio's investments exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on the Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Portfolio may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Portfolio will enter into swaps only with counterparties deemed creditworthy by the Adviser.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on I0 classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the International Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                                      LOGO

                              THE PBHG FUNDS, INC.

                                   PROSPECTUS

                                  JUNE 1, 1998

                              The PBHG Funds, Inc.
                                 P.O. Box 419534
                           Kansas City, MO 64141-6534

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                        SEI Investments Distribution Co.

                                      LOGO

                            The Power of Discipline.
                        The rewards of time.(Servicemark)



                    To open an account, receive information,
                      make inquiries or request literature:

                                 1-800-433-0051

                              THE PBHG FUNDS, INC.
                              ADVISOR CLASS SHARES

                                  JUNE 1, 1998


The PBHG Funds, Inc. (the "Fund") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers Advisor Class shares of the PBHG Growth Fund (the "Portfolio" or the "Growth Fund"), one of the fourteen portfolios of the Fund.


This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated June 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-433-0051. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SUMMARY


The PBHG Funds, Inc. (the "Fund") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This summary provides basic information about the Advisor Class shares of the PBHG Growth Fund (the "Portfolio"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.


WHAT ARE THE INVESTMENT OBJECTIVES, PROGRAM AND POLICIES OF THE PORTFOLIO? The Portfolio seeks capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Portfolio invests primarily in common stocks of small and medium capitalization companies believed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have an outlook for strong earnings growth and the potential for significant capital appreciation.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. The Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Portfolio invests extensively in securities of small capitalization companies and therefore may experience greater price volatility than investment companies that invest in more established, larger capitalized companies. The Portfolio may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. See "Investment Objectives and Policies" and "Glossary of Permitted Investments."

TABLE OF CONTENTS



SUMMARY  .................................................................... 2
EXPENSE SUMMARY.............................................................. 5
SHAREHOLDER TRANSACTION EXPENSES............................................. 5
FINANCIAL HIGHLIGHTS......................................................... 6
THE FUND AND THE PORTFOLIO................................................... 8
INVESTMENT OBJECTIVES AND POLICIES........................................... 8
GENERAL INVESTMENT POLICIES AND STRATEGIES................................... 8
RISK FACTORS................................................................. 9
INVESTMENT LIMITATIONS...................................................... 10
HOW TO PURCHASE FUND SHARES................................................. 10
SHAREHOLDER SERVICES........................................................ 12
HOW TO REDEEM FUND SHARES................................................... 14
DETERMINATION OF NET ASSET VALUE............................................ 15
PERFORMANCE ADVERTISING..................................................... 15
TAXES....................................................................... 16
GENERAL INFORMATION......................................................... 17
GLOSSARY OF PERMITTED INVESTMENTS........................................... 19

WHO IS THE ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to the Portfolio. See "Expense Summary" and "The Adviser."

WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the administrator of the Fund, and SEI Fund Resources, an affiliate of the Fund's distributor, serves as sub-administrator of the Fund. See "The Administrator and Sub-Administrator."


WHO ARE THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. PBHG Fund Services serves as shareholder servicing agent of the Fund. UAM Shareholder Service Center, Inc., an affiliate of the Adviser, serves as sub-shareholder servicing agent of the Fund. See "The Transfer Agent and Shareholder Servicing Agents."


IS THERE A SALES LOAD? No, shares of the Portfolio are offered on a no-load basis. The Portfolio, however, pays Rule 12b-1 shareholder servicing fees to certain financial intermediaries that provide shareholder and other services to Advisor Class shareholders.


IS THERE A MINIMUM INVESTMENT? The Portfolio has a minimum initial investment of $2,500 for regular accounts and $2,000 for individual retirement accounts ("IRAs"). The minimum initial investment for Education IRAs is $500.



HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day on which the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment by check or readily available funds prior to 4:00 p.m. Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. The Fund also offers a Systematic Investment Plan and a Systematic Withdrawal Plan. See "Shareholder Services."

EXPENSE SUMMARY

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Advisor Class shares.

SHAREHOLDER TRANSACTION EXPENSES


                                                                      Growth
                                                                       Fund
                                                                      ------
Sales Load Imposed on Purchases                                        None
Sales Load Imposed on Reinvested Dividends                             None
Deferred Sales Load                                                    None
Redemption Fees(1)                                                     None
Exchange Fees                                                          None


(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers)


                                                                      Growth
                                                                       Fund
                                                                      ------
Advisory Fees(2)                                                       0.85%
12b-1 Fees                                                             0.25%
Other Expenses                                                         0.41%

Total Operating Expenses (net of reimbursement after fee
    waiver or expense reimbursement, if any)                           1.51%

(2) The Adviser has agreed to waive a portion of its fee and reimburse expenses (except for Rule 12b-1 expenses) in an amount that operates to limit total operating expenses (exclusive of distribution fees paid pursuant to Rule 12b-1) for the current year to not more than 1.50% of the average daily net assets of the Advisor Class of the Portfolio. Each such waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by the Advisor Class in future years if such reimbursement can be achieved within the foregoing annual expense limit. No fee waivers or reimbursements with respect to this Portfolio were necessary during the Portfolio's prior fiscal year.

EXAMPLE


                                                  1 YEAR          3 YEARS        5 YEARS         10 YEARS
                                                  ------          -------        -------         --------
An investor in the Portfolio would pay
   the following expenses on a $1,000
   investment assuming (1) 5% annual
   return, and (2) redemption at the end
   of each time period.                             $15             $48            $82             $180


The example is based upon total operating expenses of the Portfolio, as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Advisor Class shares of the Portfolio. See "The Adviser" and "The Administrator."


Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS


The following information for the fiscal period ended March 31, 1997 and 1998 has been audited by Coopers & Lybrand L.L.P., the Fund's current independent accountants. The information for the fiscal periods ended prior to March 31, 1997 was audited by the Fund's former independent public accountants. The Fund's audited financial statements are incorporated by reference into the Fund's Statement of Additional Information under "Financial Information." The following tables should be read in conjunction with the Fund's financial statements and notes thereto. Additional information about each Portfolio's performance is contained in the Fund's Annual Report, which may be obtained (without charge) by calling 1-800-433-0051.


The performance data in the table below which relates to the PBHG Class shares does not reflect the actual performance of the Advisor Class. Because the Advisor Class shares are subject to a service fee under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") expenses for the Advisor Class shares are higher than the PBHG Class shares. As a result, performance for the Advisor Class shares will be lower than that of the corresponding PBHG Class shares.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                          REALIZED AND                                               NET
           NET ASSET          NET          UNREALIZED        DISTRIBUTIONS       DISTRIBUTIONS      ASSET
              VALUE       INVESTMENT        GAINS OR            FROM NET              FROM          VALUE
           BEGINNING        INCOME           LOSSES            INVESTMENT           CAPITAL         END OF      TOTAL
           OF PERIOD        (LOSS)        ON SECURITIES          INCOME               GAINS         PERIOD     RETURN

PBHG GROWTH FUND
ADVISOR CLASS

1998         $21.03          $(0.15)           $7.24                   --                 --        $28.12        33.71%
1997(1)       25.42           (0.06)           (4.33)                  --                 --        $21.03       (17.27)%+


PBHG CLASS


1998         $21.06          $(0.26)         $  7.43                   --                 --        $28.23        34.05%
1997          25.30           (0.10)           (4.14)                  --                 --         21.06       (16.76)%
1996          16.70           (0.06)            8.66                   --                 --         25.30        51.50%
1995          14.67           (0.05)            2.09                   --             $(0.01)        16.70        13.92%
1994          10.83           (0.03)            4.06                   --              (0.19)        14.67        37.28%
1993          10.37           (0.16)            3.07                   --              (2.45)        10.83        34.47%
1992          11.51           (0.06)            1.35                   --              (2.43)        10.37        13.78%
1991          10.86           (0.01)            1.45                   --              (0.79)        11.51        16.94%
1990          10.84           (0.05)            2.92               $(0.04)             (2.81)        10.86        27.11%
1989          10.44            0.02             0.41                   --              (0.03)        10.84         3.98%





                                                                           RATIO OF NET
                                         RATIO OF                           INVESTMENT
                                            NET           RATIO OF            INCOME
                        RATIO OF        INVESTMENT       EXPENSES TO        (LOSS) TO
      NET ASSETS        EXPENSES          INCOME           AVERAGE            AVERAGE                            AVERAGE
        END OF              TO          (LOSS) TO        NET ASSETS         NET ASSETS         PORTFOLIO       COMMISSION
        PERIOD          AVERAGE          AVERAGE         (EXCLUDING         (EXCLUDING         TURNOVER            RATE
        (000)          NET ASSETS       NET ASSETS        WAIVERS)            WAIVERS)           RATE             PAID(2)
      ----------       ----------       ----------       -----------        ----------         ---------        ----------
PBHG GROWTH FUND
ADVISOR CLASS
1998       $89,227         1.51%           (1.02)%           1.51%             (1.02)%           94.21%           $0.0549
1997        12,991         1.53%*          (1.11)%*          1.53%*            (1.11)%*          64.89%            0.0493

PBHG CLASS

1998    $5,338,380         1.26%           (0.74)%           1.26%             (0.74)%           94.21%           $0.0549
1997     4,634,138         1.25%           (0.69)%           1.25%             (0.69)%           64.89%            0.0493
1996     3,298,925         1.48%           (0.79)%           1.48%             (0.79)%           44.64%              N/A
1995     1,014,832         1.50%           (0.69)%           1.50%             (0.69)%          118.75%              N/A
1994       319,059         1.55%           (0.78)%           1.59%             (0.82)%           94.28%              N/A
1993         6,069         2.39%           (1.69)%           3.04%             (2.34)%          209.24%              N/A
1992         7,339         1.52%           (0.55)%           2.00%             (1.03)%          114.54%              N/A
1991        10,356         1.50%           (0.09)%           1.75%             (0.34)%          228.02%              N/A
1990        18,849         1.32%           (0.35)%           1.32%             (0.35)%          219.41%              N/A
1989        23,494         1.19%            0.20%            1.19%              0.20%           175.01%              N/A

                                       6

*        Annualized.
+        Total returns have not been annualized.
(1)      The PBHG Growth Fund Advisor Class commenced operations on
         August 19, 1996.



(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


         The accompanying notes are an integral part of the financial statements.

THE FUND AND THE PORTFOLIO

The Fund is an open-end investment company that currently offers shares in fourteen separate series. This Prospectus relates solely to the Advisor Class shares for the PBHG Growth Fund (the "Portfolio"). Each share of the Portfolio represents an undivided interest in the Portfolio. The Portfolio's shares are currently divided into two classes of shares (PBHG Class and Advisor Class) having such preferences and special or relative rights and privileges as the Board of Directors determines. Only the Portfolio's Advisor Class shares are offered by this Prospectus. The Advisor Class shares are generally subject to the same expenses as the PBHG Class shares, but also bear a Rule 12b-1 shareholder servicing fee of 0.25% of the average daily net assets attributable to its shares. The PBHG Class shares for the Portfolio are offered by a separate prospectus, which is available without charge by calling 1-800-433-0051. Additional information pertaining to the Fund may be obtained in writing from the Fund's Transfer Agent, DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

INVESTMENT OBJECTIVES AND POLICIES


The Growth Fund, a diversified portfolio, seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (i.e., companies with market capitalization or annual revenues of up to $2 billion). The average market capitalizations or annual revenues of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $2 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.


The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have greater volatility than the stock market in general, as measured by the Standard & Poors 500 Stock Index ("S&P 500"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depositary Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board of Directors. See "Glossary of Permitted Investments."

There can be no assurance that the Portfolio will be able to achieve its investment objective.

GENERAL INVESTMENT POLICIES AND STRATEGIES

INVESTMENT PROCESS OF THE ADVISER

The Adviser's investment process is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for the Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct an investment portfolio that possesses strong growth characteristics. The Adviser tries to keep the Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in this Portfolio maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

PORTFOLIO TURNOVER


Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the Portfolio for the fiscal year ended March 31, 1998 was 94.21%.


TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized securities rating organization ("NRSRO"); repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

RISK FACTORS

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Portfolio invests extensively in securities of issuers with small and medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

The Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Portfolio invests may not be as great as that of other securities and, if the Portfolio were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

The Portfolio may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

For additional information regarding risks and permitted investments for the Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objectives of the Portfolio and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolio. The Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

HOW TO PURCHASE FUND SHARES

You may purchase shares of the Portfolio directly through DST Systems, Inc. ("DST" or the "Transfer Agent"). Purchases of shares of the Portfolio may be made on any day on which the New York Stock Exchange is open for business ("Business Day"). Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of the Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolio. Such financial institutions may charge you a fee for this service in addition to the Portfolio's public offering price.

Neither the Fund nor the Transfer Agent will be responsible or any loss, liability, cost or expense for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors that the Portfolio, which invests extensively in such companies, indefinitely discontinue the sale of its shares to new investors (other than directors, officers and employees of the Adviser and its affiliated companies). In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the Portfolio and its shareholders.

MINIMUM INVESTMENT

The minimum initial investment in the Portfolio is $2,500 for regular accounts and $2,000 for IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular or IRA account with a minimum initial investment of $500. There is no minimum for subsequent purchases. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25.

INITIAL PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to The PBHG Funds, Inc., in the amount of at least $2,500 for regular accounts and at least $2,000 for IRAs, and a completed Account Application to THE PBHG FUNDS, INC. C/O DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund will not accept third-party checks, i.e., a check not payable to The PBHG Funds, Inc. or the Portfolio for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Fund as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolio by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [PBHG Growth Fund-Advisor Class and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASES BY ACH

If you made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to you initiating an ACH transaction.

GENERAL INFORMATION REGARDING PURCHASES


A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 4:00 p.m. Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.


If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Fund. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such order.

SHAREHOLDER SERVICES

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Portfolio or the shareholder services described below, please call the Fund at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolio at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolio despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Portfolio. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Portfolio's net asset value is relatively low and fewer shares being purchased when the Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500.

Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction) from your designated checking or savings account. Your systematic investment in the Portfolio will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. The Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Portfolio. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established and your payment has been converted to Federal Funds), you may exchange Advisor Class shares of the Portfolio for Advisor Class shares of any other Portfolio of the Fund that has Advisor Class shares. Advisor Class shares of the Portfolio may not be exchanged for PBHG Class shares of any Portfolio of the Fund. Currently, Advisor Class shares are available only for the Growth Fund.

Exchanges are limited to four (4) per year. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege described herein, or to terminate the exchange privilege, upon sixty (60) days' notice.


Exchanges will be effected only after proper instructions in writing or by telephone are received for an established account by the Transfer

Agent. Exchange purchases are subject to the minimum investment requirements for purchases described above. An exchange will be treated as a redemption and purchase for tax purposes. The exchange privilege may be exercised only in those states in which the shares of the Portfolios purchased may legally be sold.


TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and Corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Portfolio.


(1) Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Portfolio monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in the Portfolio. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain more than one IRA account of the same plan type, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you, meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.


(3) SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.


(4) 401(a) Keogh And Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolio on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.


OTHER SPECIAL ACCOUNTS

The Fund also offers the following special accounts to meet your needs:


(1) Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) Uniform Gift to Minors/Uniform Transfer to Minors. By establishing a Uniform Gift to Minors/Uniform Transfer to Minors Account with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) Custodial and Fiduciary Accounts. The Portfolio provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

HOW TO REDEEM FUND SHARES


Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.


You may also redeem shares of the Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Fund will not accept redemption requests for an amount greater than $50,000 by telephone instruction. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Fund does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

SIGNATURE GUARANTEES


A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice to shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.


MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Fund will impose an annual $12.00 below minimum account charge and reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below the minimum initial investment amount, specified above. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" above. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least the minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any Business Day.


PERFORMANCE ADVERTISING

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other Portfolios. The Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolio (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. The Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in your particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX TREATMENT OF TRANSACTIONS

Each sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes.

GENERAL INFORMATION

THE FUND


The Fund, an open-end management investment company, was originally incorporated in Delaware in 1985 under the name PBHG Growth Fund, Inc. Effective July 31, 1992, the Fund was reorganized as a Maryland corporation pursuant to an Agreement and Articles of Merger which was approved by Fund shareholders on July 21, 1992. On September 8, 1993, the Fund's shareholders voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the Fund's shareholders voted to change the name of the Fund to The PBHG Funds, Inc. As of the date of this Prospectus, the Fund has an authorized capitalization of
9.2 billion shares of $0.001 par value common stock. All consideration received by the Fund for shares of any of its portfolios and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.


Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of such portfolio under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights" in this prospectus.

THE ADVISER


Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $16 billion in assets. In addition to advising the Portfolio and other Portfolios of the Fund, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.


The Adviser serves as the investment adviser to the Portfolio under an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Board of Directors of the Fund.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of average daily net assets. The investment advisory fees paid by the Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies. The Adviser has voluntarily entered into an expense limitation agreement with the Portfolio ("Expense Limitation Agreement") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (exclusive of distribution fees paid pursuant to Rule 12b-1) to not more than 1.50% of the average daily net assets of the Advisor Class of the Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Portfolio to exceed 1.50% (exclusive of distribution fees paid pursuant to Rule 12b-1). Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% (exclusive of distribution fees paid pursuant to Rule 12b-1); and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. For the fiscal year ended March 31, 1998, the Adviser received a fee equal to 0.85% of the Portfolio's average daily net assets.

Gary L. Pilgrim, CFA has served as the portfolio manager of the Growth Fund since its inception. Mr. Pilgrim has also served as the Chief Investment Officer for the Adviser since 1990, and is also a Director of the Adviser.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR


PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.



SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Investments Company ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Fund, PBHG Advisor Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agent agreement with the Fund. The Administrator serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Fund under a sub-shareholder servicing agreement between UAM SSC and the Administrator. The principal place of business of UAM SSC is 825 Duportail Road, Wayne, Pennsylvania 19087.


From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Fund's Transfer Agent for providing these services to shareholders investing directly in the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, PA 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services. The Fund, on behalf of the Portfolio, has adopted a Service Plan pursuant to which the Portfolio pays Rule 12b-1 shareholder servicing fees at an aggregate annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Advisor Class shares. The shareholder servicing fee is intended to compensate financial intermediaries, plan fiduciaries and investment professionals ("Service Providers") for providing personal services, distribution support services, and/or account maintenance services to shareholders of the underlying beneficial owners of Advisor Class shares or to insurance companies or their affiliates for providing similar services for which they are not otherwise compensated by variable annuity or variable life insurance contractholders. The Fund, on behalf of the Portfolio, will make monthly payments to Service Providers under the Service Plan based on the average net asset value of Advisor Class shares that are serviced or supported by such Service Providers. These payments to Service Providers are characterized as compensation and are not directly tied to the expenses incurred by them. The Fund intends to operate the Service Plan in accordance with its terms and all applicable NASD rules.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of the Portfolio will vote separately on matters relating solely to the Portfolio, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. Shareholders of the Advisor

Class of the Portfolio will vote separately on matters relating solely to the Advisor Class, such as the Rule 12b-1 Service Plan, and not on matters relating to the Advisor Class of the Portfolio. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.


REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.


YEAR 2000 COMPLIANCE

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Fund is actively working with the Adviser and the Fund's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and shareholder servicing agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Fund believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Fund does not currently anticipate that there will be any material cost to the Fund or any Portfolio as a result of this project.


SHAREHOLDER INQUIRIES

You may direct inquiries to the Fund by writing to The PBHG Funds, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by the Portfolio at least annually.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer.

Dividends and distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund. Coopers & Lybrand L.L.P. serves as the independent accountants of the Fund.


CUSTODIAN


First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Portfolio (the "Custodian"). The Custodian holds cash, securities and other assets of the Portfolio as required by the Investment Company Act of 1940, as amended (the "1940 Act").

MISCELLANEOUS

As of May 15, 1998, the Travelers Insurance Company owned of record or beneficially at least 25% of the outstanding Advisor Class shares of the Growth Fund and may be deemed to be a controlling person of the Portfolio for purposes of the 1940 Act.

GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which the Portfolio's portfolio securities are or may be denominated. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when they determine that the best interests of the Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

Generally, the Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If the Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund's Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. The Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Portfolio may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the Securities Act of 1933. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolio.

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- The Portfolio may purchase securities on a when-issued or delayed-delivery basis. When the Portfolio purchases securities on a when-issued or delayed-delivery basis, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. When-issued and delayed-delivery securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or increases in value and there is a failure to deliver the security.

                                      Fund:
                              THE PBHG FUNDS, INC.

                                   Portfolios:
                                PBHG GROWTH FUND
                            PBHG EMERGING GROWTH FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT EQUITY FUND
                              PBHG CORE GROWTH FUND
                                PBHG LIMITED FUND
                             PBHG LARGE CAP 20 FUND
                            PBHG LARGE CAP VALUE FUND
                             PBHG MID-CAP VALUE FUND
                            PBHG SMALL CAP VALUE FUND
                             PBHG INTERNATIONAL FUND
                             PBHG CASH RESERVES FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                        PBHG STRATEGIC SMALL COMPANY FUND

                                    Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.


This Statement of Additional Information is not a prospectus and relates only to each of the Portfolios listed above. It is intended to provide additional information regarding the activities and operations of The PBHG Funds, Inc. (the "Fund" or "Registrant") and the Portfolios. The Statement of Additional Information should be read in conjunction with the Prospectus for the Portfolios' PBHG Class shares dated June 1, 1998 and with the Prospectus for the Advisor Class of the PBHG Growth Fund shares dated June 1, 1998. The Prospectuses for the Portfolios may be obtained by calling 1-800-433-0051.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

THE FUND .................................................................  S-3

DESCRIPTION OF PERMITTED INVESTMENTS......................................  S-3

INVESTMENT LIMITATIONS.................................................... S-12

THE ADVISER............................................................... S-16

THE SUB-ADVISERS.......................................................... S-18

THE ADMINISTRATOR AND SUB-ADMINISTRATOR................................... S-20

THE DISTRIBUTOR........................................................... S-23

THE CUSTODIANS............................................................ S-24

DIRECTORS AND OFFICERS OF THE FUND........................................ S-24

COMPUTATION OF YIELD...................................................... S-27

CALCULATION OF TOTAL RETURN............................................... S-28

PURCHASE AND REDEMPTION OF SHARES......................................... S-30

DETERMINATION OF NET ASSET VALUE.......................................... S-31

TAXES .................................................................... S-32

PORTFOLIO TRANSACTIONS.................................................... S-38

DESCRIPTION OF SHARES..................................................... S-42

5% AND 25% SHAREHOLDERS................................................... S-42

FINANCIAL STATEMENTS...................................................... S-47

June 1, 1998

THE FUND

This Statement of Additional Information relates to the Fund and each of its Portfolios. Each Portfolio is a separate series of The PBHG Funds, Inc. (the "Fund"), which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Fund approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Fund voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Fund's name to The PBHG Funds, Inc. The articles of incorporation permit the Fund to offer separate classes of shares of each Portfolio. Shareholders may purchase shares through two separate classes, i.e., PBHG Class and Advisor Class (formerly the Trust Class) shares, which provide for differences in distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Currently only the PBHG Growth Fund offers Advisor Class shares. This Statement of Additional Information relates to both classes of shares of the Fund. No investment in shares of a Portfolio should be made without first reading the Portfolio's Prospectus. Capitalized terms not defined herein are defined in each Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Portfolio, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

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Investment Company Shares

Investment company shares that each Portfolio may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both Portfolio expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies. Each Portfolio has no current intention, in the foreseeable future, of investing more than 5% of its assets in investment company securities.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser or Sub-Advisers determine the liquidity of the Fund's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Adviser or Sub-Advisers may consider various factors including:
(i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Foreign Currency Transactions


A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.


A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. A Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the Sub-Advisers.


A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Portfolio's currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Portfolio or that it will hedge at an appropriate time.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain that Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio expects to earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. A Portfolio will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Portfolio's total assets. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by that Portfolio or, in the case of index futures contracts, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

The types of options transactions that each Portfolio may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio's securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intend to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. A Portfolio may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Such Portfolio has established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

INVESTMENT LIMITATIONS

Fundamental Policies

Each Portfolio has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

PBHG Growth Fund

The PBHG Growth Fund may not:

1. With respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any one issuer.

2. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to (i) secure permitted borrowings, or (ii) as may be necessary in connection with the Portfolio's use of options and futures contracts.

3. Purchase or write puts, calls or combinations thereof, except that the Portfolio may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, the Portfolio (as a matter of operating policy) will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Portfolio exceeds 25% of the market value of that Portfolio's net assets.

4. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 15% of the value of its net assets.

5. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

6. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the 1933 Act.

7. Purchase or sell real estate, commodities or commodity contracts, except that the Portfolio may enter into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit.

8. Invest in interests in oil, gas or other mineral exploration or development programs.

All Other Portfolios

Each of the other Portfolios may not:

1. Acquire more than 10% of the voting securities of any one issuer (except that the PBHG Large Cap 20 Fund is not subject to this limitation).

2. Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets (or with respect to the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, 33 1/3 of the value of the total assets of each such Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

4. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements as described in the Portfolio's prospectus and this Statement of Additional Information. In addition, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund and the PBHG Strategic Small Company Fund may each lend its portfolio securities in an amount not exceeding one-third the value of its total assets.

5. Pledge, mortgage or hypothecate assets, except: (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings; or
(ii) in connection with permitted transactions regarding options and futures contracts and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the occurrence of such pledge, mortgage or hypothecation.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent a Portfolio from: (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the Portfolio's investment objective and policies; and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Each Portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing money or pledging, mortgaging or hypothecating assets, as described in each Portfolio's limitation on borrowing money and each Portfolio's limitation on permitted borrowings and each Portfolio's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or order of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, invest in oil, gas or mineral leases.

12. Except for the PBHG Large Cap 20 Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. With the exception of the PBHG Cash Reserves Fund, this restriction applies to 75% of each Portfolio's total assets.

13. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in each Portfolio's Prospectus, each Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

PBHG Growth Fund

The PBHG Growth Fund may not:

1. Invest in the securities of foreign issuers if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in such securities.

2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

3. Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the Portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

All Other Portfolios

Each of the other Portfolios may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Directors, based on trading markets for such security, to be liquid.

2. Purchase puts, calls, straddles, spreads, and any combination thereof, except to the extent permitted by the 1940 Act or the rules or regulations thereunder.

The foregoing percentages will apply at the time of each purchase of a security.

THE ADVISER

The Fund and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Portfolio (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. (See the Prospectuses for a description of expenses borne by the Fund.)


For the fiscal years and periods ended March 31, 1996, 1997, and 1998 the Portfolios paid or waived the following advisory fees:



==============================================================================================================================
                                                 Fees Paid                                          Fees Waived
                                  --------------------------------------------------------------------------------------------
Portfolio                             1996             1997              1998           1996            1997              1998
------------------------------------------------------------------------------------------------------------------------------
PBHG Growth                        $15,198,342       $44,149,035       $47,429,208      $      0       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth               $ 4,784,791       $10,774,907       $12,965,521      $      0       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth              $    33,161 (1)   $   930,649       $ 1,014,896      $ 82,513       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                 $   461,555       $ 4,101,441       $ 3,228,253      $162,473       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                      ($10,712)(2)   $ 2,918,000       $ 2,095,945      $ 33,489       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Limited                             *           $ 1,415,935(3)    $ 1,658,981         *           $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                        *           $   183,335(4)    $   924,747         *           $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                     *           $    32,059(5)    $   371,529         *           $8,931              $0
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                       *                 *           $  207,661(7)       *              *                $0
-----------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                     *                 *           $  501,946(7)       *              *                $0
-----------------------------------------------------------------------------------------------------------------------------
PBHG International                 $    25,795       $   176,992       $  201,622       $ 88,733       $    0              $0
-----------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                 $    66,035 (1)   $   678,965       $  559,846       $ 99,136       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications   $    58,490 (6)   $ 2,970,000       $5,105,411       $ 70,782       $    0              $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company      *                  $   153,886(5)    $1,029,083          *           $    0              $0
==============================================================================================================================


*    Not in operation during the period.


(1) For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

(2) For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

(3) For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

(4) For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

(5) For the period from January 2, 1997 (commencement of operations) through March 31, 1997.

(6) For the period from October 2, 1995 (commencement of operations) through March 31, 1996.

(7) For the period from May 1, 1997 (commencement of operations) through March 31, 1998.

In the interest of limiting the expenses of each Portfolio, the Adviser has entered into separate expense limitation agreements with the Fund (each, an "Expense Limitation Agreement") with respect to the PBHG Class shares of the PBHG Core Growth Fund, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund and the PBHG Strategic Small Company Fund. Pursuant to each Expense Limitation Agreement the Adviser has agreed to waive or limit its advisory fees and to assume other expenses of the PBHG Class shares of each of the above referenced Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to 1.50% for all the Portfolios (except the PBHG International Fund) and 2.25% for the PBHG International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the PBHG Class shares of each Portfolio to exceed 1.50% (or 2.25% for the International Fund).

Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio with respect to its PBHG Class shares and is less than 1.50% (or 2.25% for the International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

With respect to the Advisor Class shares of the PBHG Growth Fund, the Adviser has entered into an Expense Limitation Agreement with the Fund. Pursuant to such Expense Limitation Agreement, the Adviser has agreed to waive or limit its advisory fees and to assume other expenses of the Advisor Class shares of such Portfolio to the extent necessary to limit the total operating expenses (exclusive of Rule 12b-1 expenses) to 1.50% of average daily net assets of the Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio (exclusive of Rule 12b-1 expenses) of the Advisor Class shares of the Portfolio to exceed 1.50%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio (exclusive of Rule 12b-1 expenses) with respect to the Advisor Class shares is less than 1.50%; and
(iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc.


The Fund, on behalf of each of the PBHG Mid-Cap Value Fund, PBHG Large Cap Value Fund, PBHG Small Cap Value Fund and PBHG Strategic Small Company Fund, and the Adviser have entered into sub-advisory agreements (each, a "Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of the Adviser. Each Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


Each Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the relevant Portfolio and the composition of the Portfolio's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objective, policies and limitation; (ii) provide supervision of the Portfolio's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and
(ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Murray Johnstone International Ltd.

The Fund, on behalf of the PBHG International Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Murray Johnstone International Ltd. ("Murray Johnstone"). The Sub-Advisory Agreement provides certain limitations on Murray Johnstone's liability, but also provides that Murray Johnstone shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Murray Johnstone to: (i) manage the investment operations of the PBHG International Fund and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objectives, policies and limitations; (ii) provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the

Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Murray Johnstone at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Wellington Management Company, LLP

The Fund, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington"). The Sub-Advisory Agreement provides certain limitations on Wellington's liability, but also provides that Wellington shall not be protected against any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objectives, policies and restrictions; (ii) provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Fund and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on July 1, 1996 pursuant to which the Administrator oversees the administration of the Fund's and each Portfolio's business and affairs, including services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 825 Duportail Road, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1999, and shall thereafter continue in successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into the Sub-Administrative Services Agreement on July 1, 1996, as amended, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. Prior to July 1, 1996, the Sub-Administrator served as the administrator of the Fund. The Sub-Administrator is an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until December 31, 2000, and shall continue in successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Under the Sub-Administrative Services Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Fund, PBHG Advisor Funds, Inc., and PBHG Insurance Series Fund, Inc. , calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31, 1996, 1997 and 1998 the Portfolios paid the following administration fees:



========================================================================================================================
                                                        Fees Paid                                 Fees Waived
                                     -----------------------------------------------------------------------------------
Portfolio                               1996              1997+           1998              1996         1997       1998
------------------------------------------------------------------------------------------------------------------------
PBHG Growth                          $3,576,064        $8,325,330       $8,369,860         $    0         $0         $0
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                 $1,125,834        $2,026,934       $2,288,033         $    0         $0         $0
------------------------------------------------------------------------------------------------------------------------
PHG Large Cap Growth                 $   69,887(1)     $  194,580       $  202,979         $6,148         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                   $  158,422(1)     $  762,481       $  569,691         $6,148         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                     $   12,092(2)     $  527,363       $  369,872         $6,148         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Limited                              *            $  212,390(3)    $  248,847            *           $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                         *            $   32,353(4)    $  163,191            *           $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                      *            $    5,658(5)    $   84,777            *           $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                        *                 *           $   36,646(7)         *           *          $0
------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                      *                 *           $   75,292(7)         *           *          $0
------------------------------------------------------------------------------------------------------------------------
PBHG International                   $   74,949        $   40,069       $   31,592         $    0         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                   $  117,204(1)     $  354,921       $  279,921         $6,148         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications     $   35,898(6)     $  537,851       $  900,954         $6,148         $0         $0
------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company              *            $   23,083(5)    $  154,362             *          $0         $0
========================================================================================================================



*    Not in operation during the period.

+ From January 1, 1996 to June 30, 1996, SEI Fund Resources served as the Fund's Administrator. From July 1, 1996 to March 31, 1997, PBHG Fund Services served as the Fund's Administrator.

(1) For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

(2) For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

(3) For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

(4) For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

(5) For the period from January 1, 1997 (commencement of operations) through March 31, 1997.

(6) For the period from October 2, 1995 (commencement of operations) through March 31, 1996.

(7) For the period from May 1, 1997 (commencement of operations) through March 31, 1998.



THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor is not entitled to receive any compensation for the distribution services it provides with respect to either class of shares.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of the PBHG Growth Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Fund shall be entitled to pay to financial intermediaries, plan fiduciaries, and investment professionals ("Service Providers") a shareholder servicing fee at the aggregate annual rate of up to 0.25% of such Portfolio's average daily net assets attributable to Advisor Class shares. The shareholder servicing fee is intended to compensate Service Providers for providing to shareholders or the underlying beneficial owners of Advisor Class shares: (i) personal support services; (ii) distribution assistance and distribution support services; and (iii) account maintenance services. In addition, insurance companies or their affiliates may be paid a shareholder servicing fee described for providing similar services to variable annuity or variable life insurance contract holders ("Contract Holders") or their participants for which such insurance companies are not otherwise compensated by Contract Holders or participants.

The Distributor shall prepare and deliver written reports to the Board of Directors of the Fund on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Directors may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from the expenditures, no interested person of the Fund nor any Director of the Fund who is not an interested person of the Fund had a direct or indirect financial interest in the operation of the Plan or any related agreement.


No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 1996, 1997 and 1998. For the fiscal year ended March 31, 1998, $153,243 was paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of the PBHG Growth Fund.


THE CUSTODIANS


First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Fund and each Portfolio other than the PBHG International Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the PBHG International Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Fund as required by the 1940 Act.


DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parentheses.


JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, the Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (51)* - Chairman of the Board and Director - Chairman, Chief Executive Officer and Director, the Adviser, 825 Duportail Road, Wayne, PA 19087. Trustee, the Administrator since May 1996. Chief Executive Officer, Value Investors, 825 Duportail Road, Wayne, PA 19087, since June 1996. Trustee, the Distributor since January 1998.



JETTIE M. EDWARDS (49) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.



----------
* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

ALBERT A. MILLER (62) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, the Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co., 1958-1995 (retired).

GARY L. PILGRIM (57) - President - Chief Investment Officer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Director, Value Investors since June 1996.


PAUL J. HONDROS (49) - Executive Vice President - President and Chief Operating Officer, the Adviser since October 1997. President and Chief Operating Officer, Value Investors since January 1998. Trustee, the Distributor since January 1998. President and Chief Executive Officer, Fidelity Investments Retail Group, 1990-1997.


SANDRA K. ORLOW (44) - Vice President - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1983 and SEI Investments since 1996.


KATHRYN L. STANTON (39) - Vice President, Assistant Secretary Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1994 and SEI Investments since 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (32) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1995 and SEI Investments since 1996. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn, (law firm) 1991-1994.

BARBARA A. NUGENT (41) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of the Adviser since February 1998. Vice President and Assistant Secretary, SEI, 1996-January, 1998. Associate, Drinker, Biddle &
Reath (law firm), 1994-1996. Assistant Vice President/Operations, Delaware Group of Funds, 1980-1994.

MICHAEL J. HARRINGTON (29) - Vice President - Director of Fund Services, the Adviser since 1994. Secretary, the Administrator since May 1996. Vice President, the Distributor since January 1998. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (34) - Treasurer, Chief Financial Officer and Controller - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Vice President and Treasurer, the Distributor since January 1998. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994.

BRIAN F. BEREZNAK (36) - Vice President - Trustee and President, the Administrator since May 1996. Chief Operating Officer, the Adviser from 1989 through December 31, 1996. Director, Value Investors since June 1996. President, the Distributor since January 1998.

JOHN M. ZERR (35) - Vice President and Secretary - General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Value Investors since November 1996. General Counsel and Secretary, the Distributor since January 1998. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.


As of the date of this Statement of Additional Information, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each class of shares of each Portfolio.


Each current Director of the Fund who is not an "interested person" of the Fund received the following compensation during the fiscal year ending March 31, 1998:



====================================================================================================================
                                  Aggregate               Pension or
                               Compensation From          Retirement        Estimated Annual      Total Compensation
                               The Fund* as Part       Benefits Accrued       Benefits Upon       from the Fund and
Name of Person, Position       of Fund Expenses         to Directors*          Retirement         Fund Complex Paid
--------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,               $34,917                   N/A                  N/A                  $54,083
Director                                                                                           for services on
                                                                                                     three Boards
--------------------------------------------------------------------------------------------------------------------
Harold J. Baxter,                  $     0                   N/A                  N/A                  $     0
Director**
--------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards,                 $34,917                   N/A                  N/A                  $54,083
Director                                                                                           for services on
                                                                                                     three Boards
--------------------------------------------------------------------------------------------------------------------
Albert A. Miller,                  $34,917                   N/A                  N/A                  $54,083
Director                                                                                           for services on
                                                                                                     three Boards
====================================================================================================================




* The Fund and Fund Complex are expected to pay in the aggregate approximately $84,500 to each Director who is not an "interested person" of the Registrant for the fiscal year ending March 31, 1999.


** Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

Each Director is expected to receive $37,500 for services to the Fund for the fiscal year ending March 31, 1999.


COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refers to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund is determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.


The yield of the PBHG Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


For the 7-day period ended March 31, 1997, the yield for the PBHG Cash Reserves Fund was 4.95% and the 7-day effective yield was 5.08%.


CALCULATION OF TOTAL RETURN

From time to time, each of the Portfolios may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


Based on the foregoing, the average annual total returns for each of the Portfolios (other than the Cash Reserves Fund) from its inception through March 31, 1998, and for the one, five and ten year periods ended March 31, 1998, and the aggregate total returns for the Portfolios since inception, were as follows:


============================================================================================================================
                                                                                                                 Aggregate
                                                              Average Annual Total Return                       Total Return
                                        ------------------------------------------------------------------------------------
                                                                                                Since              Since
Portfolio                               One Year            Five Year         Ten Year        Inception          Inception
----------------------------------------------------------------------------------------------------------------------------
PBHG Growth(1)                           34.05%               21.46%           20.12%           19.77%             816.53%
----------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)                  34.11%                 *                *              26.10%             204.06%
----------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth(3)                 60.80%                 *                *              33.43%             136.81%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)                    51.79%                 *                *              35.85%             149.87%
----------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth(5)                      30.85%                 *                *              14.35%              35.30%
----------------------------------------------------------------------------------------------------------------------------
PBHG Limited(6)                          60.78%                 *                *              24.08%              46.06%
 ---------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20(7)                     72.76%                 *                *              42.21%              59.98%
----------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(8)                  39.47%                 *                *              31.74%              41.01%
----------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value(12)                     *                    *                *              68.09%              61.06%
----------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value(12)                   *                    *                *              69.46%              62.27%
----------------------------------------------------------------------------------------------------------------------------
PBHG International(9)                    17.46*                 *                *               7.77%              32.80%
----------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications(10)     38.29%                 *                *              33.57%             106.43%
----------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company(11)         56.54%                 *                *              30.01%              38.70%
============================================================================================================================




*    The Portfolio was not in operation for the full period.

 (1) The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Portfolio commenced operations on August 19, 1996.

 (2) The PBHG Emerging Growth Fund commenced operations with its predecessor on June 15, 1993.

 (3) The PBHG Large Cap Growth Fund commenced operations on April 5, 1995.

 (4) The PBHG Select Equity Fund commenced operations on April 5, 1995.

 (5) The PBHG Core Growth Fund commenced operations on January 2, 1996.

 (6) The PBHG Limited Fund commenced operations on July 1, 1996.

 (7) The PBHG Large Cap 20 Fund commenced operations on December 1, 1996.

 (8) The PBHG Large Cap Value Fund commenced operations on January 1, 1997.

 (9) The PBHG International Fund commenced operations on June 14, 1994.


(10) The PBHG Technology & Communications Fund commenced operations on October 2, 1995.


(11) The PBHG Strategic Small Company Fund commenced operations on January 1, 1997.

(12) The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on May 1, 1997.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Portfolios are offered on a continuous basis.


It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE


The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.


Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The Directors must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Directors to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per unit calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Directors deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Directors are required to consider promptly what action, if any, should be initiated. If the Directors believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Directors are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Directors have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company


Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) no more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").


For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Portfolio's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. For calendar year 1997, the Internal Revenue Service required RICs to report to their shareholders the amount of capital gain dividends subject to taxation at the 28 percent tax rate.


Withholding

In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Portfolio shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Portfolio shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares. Shareholders should also note that the Internal Revenue Service is currently considering whether and when the introduction of a single European currency in 1999 will cause gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could effect the amount of distributions made by a Fund investing in such instruments.


Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolios may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Portfolios (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Portfolio holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Portfolio's tax status as a RIC, including (in particular) the Short--Short Gain Test, may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Taxes

Foreign Tax Consequences

Investment Income received by the PBHG International Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If the PBHG International Fund meets the Distribution Requirement and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Portfolio (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Portfolio will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, the Taxpayer Relief Act of 1997 has imposed holding period requirements that must be satisfied by both the Portfolio and the shareholders before a shareholder will be allowed a deduction or credit. If the Portfolio makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders

Dividends from a Portfolio's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Portfolio's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Portfolio or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Portfolio and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Portfolios may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the Portfolios are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Portfolio's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S.
citizens or domestic corporations.

Transfers by gift of shares of a Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Portfolios.

Miscellaneous Considerations


The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 1, 1998. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Portfolios. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Portfolios best price and execution or other services which are of benefit to the Portfolios. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Portfolio's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, a Portfolio or other accounts managed by the Adviser or Sub-Adviser will be benefitted by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Portfolios.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's or the Fund's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Portfolio securities with qualified broker-dealers that refer prospective shareholders to the Portfolios. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Advisers may consider sales of the Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Fund's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by the Portfolio. The Code of Ethics allows trades to be made in securities that may be held by the Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

For the fiscal year and periods ended March 31, 1998, 1997, and 1996, the Portfolios paid brokerage fees as follows:



============================================================================================================
                                              Total Amount           Total Amount             Total Amount
                                              of Brokerage           of Brokerage             of Brokerage
                                              Commissions            Commissions              Commissions
                                              Paid in 1997           Paid in 1997             Paid in 1996
------------------------------------------------------------------------------------------------------------
PBHG Growth Fund                               $6,867,275             $4,696,917               $1,546,204
------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund+                     $  822,133             $  408,039               $  702,027
------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund                     $  124,206             $  138,111               $   50,907(2)
------------------------------------------------------------------------------------------------------------
PBHG Select Equity Fund                        $  335,670             $  329,054               $  204,485(2)
------------------------------------------------------------------------------------------------------------
PBHG Core Growth Fund                          $  336,589             $  306,218               $   21,334(3)
------------------------------------------------------------------------------------------------------------
PBHG Limited Fund                              $   81,540             $   80,602(4)                  *
------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 Fund                         $  167,891             $   67,122(5)                  *
------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value Fund                      $  490,469             $   40,128(6)                  *
------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund                        $  301,165                   *                        *
------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Fund                      $  407,791                   *                        *
------------------------------------------------------------------------------------------------------------
PBHG International Fund                        $  110,586             $  110,586               $  152,429
------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves Fund                        $        0             $        0               $        0(2)
------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund          $  773,750             $  646,233                   39,559(8)
------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund              $  361,158             $  162,617(6)                  *
============================================================================================================


==================================================================================================================================
                                                                                                                    Percent of
                                              Total Amount           Total Amount           Total Amount           Total Amount
                                              of Brokerage           of Brokerage           of Brokerage           of Brokerage
                                            Commissions Paid       Commissions Paid       Commissions Paid       Commissions Paid
                                           to the Distributor     to the Distributor     to the Distributor     to the Distributor
                                               in 1996++              in 1997++              in 1998++               in 1998
----------------------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund                                $102,795              $262,068               $235,453                    3%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund+                      $ 50,416              $107,839               $ 59,704                    7%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund                      $    890              $  6,768               $  3,015                    2%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity Fund                         $  4,862              $ 21,840               $  6,199                    2%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth Fund                           $    362              $ 17,609               $  3,445                    1%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Limited Fund                                   *                 $ 23,147               $ 10,081                   12%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 Fund                              *                 $  3,003               $  4,244                    3%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value Fund                           *                 $    428               $    795                    1%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund                             *                     *                  $    564                    1%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Fund                           *                     *                  $  1,155                    1%
----------------------------------------------------------------------------------------------------------------------------------
PBHG International Fund                             *                 $      0               $      0                    0%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves Fund                             *                 $      0               $      0                    0%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund           $  1,458              $ 24,434               $ 20,681                    3%
----------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund                   *                 $  1,516               $  1,565                    1%
==================================================================================================================================


*    Not in operation during the period.

+ The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 1, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year of its predecessor only for fiscal 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995.

++ These commissions were paid to the Distributor in connection with repurchase agreement transactions.

(1)  For the period from June 3, 1994 through March 31, 1995.

(2) For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

(3) For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

(4) For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

(5) For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

(6) For the period from January 2, 1997 (commencement of operations) through March 31, 1997.

(7) For the period from June 14, 1994 (commencement of operations) through March 31, 1995.

(8) For the period from October 2, 1995 (commencement of operations) through March 31, 1996.



Consistent with the Conduct Rules of the NASD and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.


DESCRIPTION OF SHARES

The Fund may increase the number of shares which each Portfolio is authorized to issue and may create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.


5% AND 25% SHAREHOLDERS

As of May 15, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios. The Fund believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.

                       PBHG Core Growth Fund - PBHG Class


Charles Schwab & Co., Inc.                            17.22%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     12.82%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


                     PBHG Emerging Growth Fund - PBHG Class


Charles Schwab & Co. Inc.                             19.03%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     11.70%
P.O. Box 3908
Church Street Station
New York, New York 10008-3908

Smith Barney Inc.                                      5.75%
NAV Program
333 W. 34th Street
New York, NY 10001-2483


                          PBHG Growth Fund - PBHG Class


Charles Schwab & Co. Inc.                             19.09%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                      8.15%
P.O. 3908
Church Street Station
New York, New York 10008-3908

Fidelity Investments Institutional                     6.40%
  Operations Co.
100 Magellan Way
Covington, KY 41015-3987

                        PBHG Growth Fund - Advisor Class


The Travelers Insurance Company                       46.14%
ATTN:  Roger Ferland
1 Tower Square
Hartford, CT 06183-9001

Wilmington Trust Co.                                  11.60%
FBO General Cable Resource Plan
c/o Mutual Funds
1100 N. Market Street
Wilmington, DE 19801-3029

Wilmington Trust Co.                                   5.15%
FBO Allied Waste 401(k) Plan
1100 N. Market Street
Wilmington, DE 19801-3029

Sisters of Mercy                                       8.22%
2300 Adeline Drive
Burlingame, CA 94010-5599

Fleet National Bank, Custodian                         7.94%
FBO Hoag Memorial Hospital Growth
ATTN:  0004683070
P.O. Box 92800
Rochester, NY 14692-8900


                     PBHG Large Cap Growth Fund - PBHG Class


Charles Schwab & Co. Inc.                             24.32%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp                      14.74%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908



                         PBHG Limited Fund - PBHG Class


Charles Schwab & Co., Inc.                             8.70%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Northern Trust TR                                     12.58%
FBO J. Paul Getty Trust
P.O. Box 92956
Chicago, IL 60675-2956


                       PBHG Large Cap 20 Fund - PBHG Class


Charles Schwab & Co., Inc.                            20.60%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     11.73%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


                      PBHG Select Equity Fund - PBHG Class


Charles Schwab & Co. Inc.                             21.11%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     16.49%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


                     PBHG Large Cap Value Fund - PBHG Class


Compass Bank, Trustee                                 50.82%
Alfa Mutual Insurance Company
P.O. Box 11000
Montgomery, AL 36191-0001


                         PBHG Mid-Cap Value - PBHG Class


National Financial Services Corp.                     14.98%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co, Inc.                             21.33%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122


                        PBHG Small Cap Value - PBHG Class


National Financial Services Corp.                     13.72%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co., Inc.                            28.09%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

The Northern Trust Co., Custodian                     17.95%
FBO Arthur Andersen
P.O. Box 92956
Chicago, IL 60675-2956

Donaldson Lufkin & Jenrette                            6.57%
Transfer Dept., 5th Floor
P.O. Box 2052
Jersey City, NJ 07303-2052


                      PBHG International Fund - PBHG Class


Charles Schwab & Co., Inc.                            19.98%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                      7.07%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


                        PBHG Strategic Small Company Fund


Charles Schwab & Co., Inc.                            16.74%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     18.21%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


               PBHG Technology & Communications Fund - PBHG Class


Charles Schwab & Co., Inc.                            27.47%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     14.47%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908



FINANCIAL STATEMENTS


Coopers & Lybrand L.L.P. located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the independent accountants for the Fund.

The audited financial statements for the fiscal year ended March 31, 1998 and the report of the independent accountants for that year are included in the Fund's Annual Report to Shareholders dated March 31, 1998. The Annual Report, except for pages one through nine thereof, is incorporated herein by reference and made a part of this document. These financial statements have been audited by Coopers & Lybrand L.L.P. and incorporated by reference into the Statement of Additional Information in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in auditing and accounting.

                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements:

     Part A:

     Financial Highlights included in Prospectus dated June 1, 1998, which is incorporated by reference herein

     Part B - Statement of Additional Information:

The following financial statements are incorporated by reference to the Annual Report of The PBHG Funds, Inc. (the "Fund") dated March 31, 1998:

     Statement of Net Assets as of March 31, 1998
     Statement of Operations for the period ended March 31, 1998
     Statement of Changes in Net Assets for the period ended March 31, 1998 Financial Highlights for the fiscal year or period ended March 31, 1998 Notes to Financial Statements as of March 31, 1998

(b)  Exhibits:

     1(a)       Certificate of Incorporation(1)
     1(b)       Certificate of Amendment dated October 28, 1985(2)
     1(c)       Certificate of Amendment to Certificate of Incorporation(3)
     1(d)       Agreement and Articles of Merger of PBHG Growth Fund, Inc., a Maryland
                corporation(5)
     1(e)       Articles of Incorporation of The PBHG Funds, Inc.(5)
     1(f)       Articles of Amendment to the Articles of Incorporation of The PBHG Funds, Inc.,
                dated November 12, 1993(6)
     1(g)       Articles of Amendment to the Articles of Incorporation of The PBHG Funds, Inc. dated
                May 5, 1994(7)
     1(h)       Articles of Amendment of the Articles of Incorporation of The PBHG Funds, Inc. dated
                December 28, 1995(12)
     1(i)       Articles of Amendment to the Articles of Incorporation of the PBHG Funds, Inc. dated
                June 30, 1997(17)
     1(j)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                May 25, 1994(7)
     1(k)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                December 5, 1994(8)
     1(l)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                December 9, 1994(8)
     1(m)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                August 21, 1995(16)

     1(n)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                December 28, 1995(12)
     1(o)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                December 28, 1995(12)
     1(p)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                May 20, 1996(13)
     1(q)       Articles Supplementary to the Articles of Incorporation of THE PBHG Funds, Inc.
                dated July 1, 1996(13)
     1(r)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                September 6, 1996(13)
     1(s)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                October 2, 1996(14)
     1(t)       Articles Supplementary to the Articles of Incorporation of The PBHG Funds, Inc. dated
                January 31, 1997(15)
     1(u)       Certificate of Correction dated October 30, 1997, with respect to Articles Supplementary dated December 28, 1995(18)
     1(v)       Certificate of Correction dated October 30, 1997, with respect to Articles Supplementary dated October 2, 1996(18)
     1(w)       Certificate of Correction dated March 19, 1998, with respect to
                Articles of Incorporation dated July 31, 1992
     2          Amended and Restated By-Laws of the Registrant adopted effective April 9, 1998
     3          Voting trust agreement - none
     4          Specimen Common Stock Certificate(1)
     5(a)       Investment Advisory Agreement dated April 28, 1995 and Schedule A dated April 1,
                1997(16)
     5(b)       Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of the PBHG Cash Reserves Fund, Pilgrim Baxter & Associates, Ltd. and
                Wellington Management Company dated April 4, 1995(12)
     5(c)       Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of the International Fund, Pilgrim Baxter & Associates, Ltd. and Murray
                Johnstone International Limited dated June 30, 1995(12)
     5(d)(1)    Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of PBHG Large Cap Value Fund, Pilgrim Baxter & Associates, Ltd. and
                Newbold's Asset Management, Inc. dated December 16, 1996 (as revised effective
                May 1, 1997)(16)
     5(d)(2)    Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of PBHG Strategic Small Company Fund, Pilgrim Baxter & Associates, Ltd. and
                Newbold's Asset Management, Inc. dated December 16, 1996(16)
     5(d)(3)    Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of PBHG Mid-Cap Value Fund, Pilgrim Baxter & Associates, Ltd. and
                Newbold's Asset Management, Inc. dated April 1, 1997(16)
     5(d)(4)    Investment Sub-Advisory Agreement between and among The PBHG Funds, Inc., on behalf of PBHG Small Cap Value Fund, Pilgrim Baxter & Associates, Ltd. and
                Newbold's Asset Management, Inc. dated April 1, 1997(16)

     6(a)       Distribution Agreement between The PBHG Funds, Inc. and SEI Financial Services
                Company dated July 1, 1996 and Schedule A dated April 1, 1997(16)
     6(b)       Form of Selling Group Agreement(4)
     7          Bonus, profit sharing or pension plans - none
     8(a)       Custodian Agreement between The PBHG Funds, Inc., on behalf of the International
                Fund, and The Northern Trust Company(16)
     8(b)       Custodian Agreement between The PBHG Funds, Inc. and CoreStates Bank, N.A. and
                Schedule A dated April 1, 1997(16)
     9(a)       Administrative Services Agreement between The PBHG Funds, Inc. and PBHG Fund
                Services dated July 1, 1996 and Exhibit A dated April 1, 1997(16)
     9(b)       Sub-Administrative Services Agreement between The PBHG Funds, Inc. and SEI Fund
                Resources dated July 1, 1996 and Schedule A dated April 1, 1997(16)
     9(c)       Form of Amendment dated May 1, 1998 to Sub-Administrative Services Agreement between The PBHG Funds, Inc., PBHG Fund Services and SEI Fund Resources dated
                July 1, 1996
     9(d)(1)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Core Growth Fund and Pilgrim Baxter & Associates, Ltd. dated September 24, 1996(14)
     9(d)(2)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Limited Fund and Pilgrim Baxter & Associates, Ltd. dated September 24, 1996(14)
     9(d)(3)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Large Cap 20 Fund and Pilgrim Baxter & Associates, Ltd. dated November 24, 1996(15)
     9(d)(4)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Large Cap Value Fund and Pilgrim Baxter & Associates, Ltd. dated December 16,
                1996(15)
     9(d)(5)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Strategic Small Company Fund and Pilgrim Baxter & Associates, Ltd. dated
                December 16, 1996(15)
     9(d)(6)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                International Fund and Pilgrim Baxter & Associates, Ltd. dated March 6, 1997(16)
     9(d)(7)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Mid-Cap Value Fund and Pilgrim Baxter & Associates, Ltd. dated April 1, 1997(16)
     9(d)(8)    Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of PBHG
                Small Cap Value Fund and Pilgrim Baxter & Associates, Ltd. dated April 1, 1997(16)
     9(d)(9)    Form of Expense Limitation Agreement between The PBHG Funds, Inc. on behalf of each Portfolio with respect to its Advisor Class shares(17)
     10         Opinion of Counsel - not applicable
     11(a)      Consent of Coopers & Lybrand L.L.P.
     11(b)      Consent of Ballard Spahr Andrews & Ingersoll, LLP
     12         Financial Statements omitted from Part B - none
     13         Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant(2)
     14(a)      Southwestern Life Insurance Company Defined Benefit Pension Plan and Trust(1)
     14(b)      Adoption Agreement for Southwestern Life Insurance Company Standardized Integrated
                Defined Benefit Pension Plan and Trust (with Pairing Provisions)(1)

     14(c)      Adoption Agreement for Southwestern Life Insurance Company Standardized
                Non-Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions)(1)
     14(d)      Adoption Agreement for Southwestern Life Insurance Company Non-Standardized
                Integrated Defined Benefit Pension Plan and Trust(1)
     14(e)      Adoption Agreement for Southwestern Life Insurance Company Non-Standardized
                Non-Integrated Defined Benefit Pension Plan and Trust(1)
     14(f)      Southwestern Life Insurance Company Combination Profit Sharing-Money Purchase
                Plan and Trust(1)
     14(g)      Adoption Agreement for Southwestern Life Insurance Company Standardized Money
                Purchase Plan and Trust (with Pairing Provisions)(1)
     14(h)      Adoption Agreement for Southwestern Life Insurance Company Standardized Profit
                Sharing Plan and Trust (with Pairing Provisions)(1)
     14(i)      Adoption Agreement for Southwestern Life Insurance Company Non-Standardized
                Money Purchase Plan and Trust(1)
     14(j)      Adoption Agreement for Southwestern Life Insurance Company Non-Standardized
                Profit Sharing Plan and Trust(1)
     14(k)      Form 5305, Simplified Employee Pension-Individual Retirement Accounts Contribution
                Agreement(1)
     14(l)      Form 5305-A, Individual Retirement Custodial Account(1)
     14(m)      Southwestern Life Insurance Company Tax Deferred Annuity Program Custodial
                Agreement(1)
     14(n)      Amendment to Application for Investment Plans under a 403(b)(7) Plan(9)
     15         Plan pursuant to Rule 12b-1 with respect to Advisor Class shares(10)
     16         Schedule for computation of Performance Quotation provided in the Registration
                Statement(16)
     18         Rule 18f-3 Multiple Class Plan dated November 20, 1995 and Schedule A dated
                April 1, 1997(16)
     24(a)      Power of Attorney
     24(b)      Power of Attorney
     27         Financial Data Schedules

---------------

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

2 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

3 Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

4 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

5 Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

6 Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

7 Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

8 Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

9 Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

10 Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

11 Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

12 Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

13 Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

14 Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

15 Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

16 Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-99810).

17 Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 2-99810)

18 Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No.2-99810)

Item 25.  Persons Controlled by or under Common Control with Registrant

     There are no persons that are controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities


     As of May 15, 1998:


     Title of Class                                     Number of Record Holders

PBHG Class


PBHG Core Growth Fund                                             38,543
PBHG Emerging Growth Fund                                        102,286
PBHG Growth Fund                                                 275,831
PBHG Large Cap Growth Fund                                        15,606
PBHG Large Cap 20 Fund                                            16,870
PBHG Limited Fund                                                 12,700
PBHG Select Equity Fund                                           37,113
PBHG Mid-Cap Value Fund                                            4,390
PBHG Large Cap Value Fund                                          5,179
PBHG Small Cap Value Fund                                          6,214
PBHG International Fund                                            5,610
PBHG Strategic Small Company Fund                                  9,948
PBHG Technology & Communications Fund                             48,574
PBHG Cash Reserves Fund                                           26,960

Advisor Class                                                         80


PBHG Growth Fund                                                      44


Item 27.  Indemnification

The Articles of Incorporation of the Registrant include the following:

                                   ARTICLE VII

7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended ("1940 Act"). The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

The By-Laws of the Registrant include the following:


                                   ARTICLE IX
                     INDEMNIFICATION AND ADVANCE OF EXPENSES

         Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who, while serving as directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, real estate investment trust, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided for by this Article shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office ("disabling conduct").


Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the 1940 Act, as amended, and Release No. IC-11330 issued thereunder.

Item 28.  Business and Other Connections of the Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc. is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:



Name and Position with Pilgrim
Baxter & Associates, Ltd.                   Name of Other Company                           Connection with Other Company
------------------------------              ---------------------                           -----------------------------
Harold J. Baxter                            Pilgrim Baxter Value Investors, Inc.            Director, Chairman and Chief Executive
Director, Chairman and                                                                      Officer
Chief Executive Officer
                                            PBHG Fund Services                              Trustee

                                            PBHG Fund Distributors                          Trustee
                                            825 Duportail Road
                                            Wayne, PA  19087

                                            United Asset Management                         Director
                                            Corporation


Gary L. Pilgrim                             PBHG Fund Services                              Trustee
Director, President and Chief               825 Duportail Road
Investment Officer                          Wayne, PA  19087

                                            Pilgrim Baxter Value Investors, Inc.            Director


Paul J. Hondros                             Pilgrim Baxter Value Investors, Inc.            Director, President and Chief Operating
President and Chief Operating                                                               Officer
Officer
                                            PBHG Fund Distributors                          President and Trustee
                                            825 Duportail Road
                                            Wayne, PA  19087


Brian F. Bereznak                           PBHG Fund Services                              President and Trustee
Chief Operating Officer
(5/95 - 10/97)

Eric C. Schneider                           Pilgrim Baxter Value Investors, Inc.            Chief Financial Officer and Treasurer
Chief Financial Officer and
Treasurer                                   PBHG Fund Services                              Chief Financial Officer

                                            PBHG Fund Distributors                          Trustee
                                            825 Duportail Road
                                            Wayne, PA  19087


John M. Zerr                                Pilgrim Baxter Value Investors, Inc.            General Counsel and Secretary
General Counsel and Secretary
                                            PBHG Fund Services                              General Counsel and Secretary

                                            PBHG Fund Distributors                          General Counsel and Secretary
                                            825 Duportail Road
                                            Wayne, PA  19087



Name and Position with Pilgrim Baxter
Value Investors, Inc.                     Name of Other Company                        Connection with Other Company
-------------------------------------     ---------------------                        -----------------------------
Harold J. Baxter                          Pilgrim Baxter & Associates, Ltd.            Director, Chairman and Chief Executive
Director, Chairman and Chief Executive                                                 Officer
Officer
                                          PBHG Fund Services                           Trustee

                                          PBHG Fund Distributors                       Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087

                                          United Asset Management Corporation          Director

Brian F. Bereznak                         Pilgrim Baxter & Associates, Ltd.            Chief Operating Officer (5/95 - 12/97)
Director
                                          PBHG Fund Services                           President and Trustee


Gary L. Pilgrim                           Pilgrim Baxter & Associates, Ltd.            Director, Chief Investment Officer,
Director                                                                               President, (4/95 - 10/97), Secretary (5/95 -
                                                                                       12/96)

                                          PBHG Fund Services                           Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087



Paul J. Hondros                           Pilgrim Baxter & Associates, Ltd.            President and Chief Operating Officer
President and Chief Operating Officer
                                          PBHG Fund Distributors                       President and Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087


David W. Jennings                         Pilgrim Baxter & Associates, Ltd.            Director of Client
Director, President and Chief Operating   825 Duportail Road                           Service
Officer (10/96 - 1/98)                    Wayne, PA  19087

Eric C. Schneider                         Pilgrim Baxter & Associates, Ltd.            Chief Financial Officer and Treasurer
Chief Financial Officer and
Treasurer                                 PBHG Fund Services                           Chief Financial Officer

                                          PBHG Fund Distributors                       Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087


John M. Zerr                              Pilgrim Baxter & Associates, Ltd.            General Counsel and Secretary
General Counsel and Secretary
                                          PBHG Fund Services                           General Counsel and Secretary

                                          PBHG Fund Distributors                       General Counsel and Secretary
                                          825 Duportail Road
                                          Wayne, PA  19087


The list required by this Item 28 of officers and directors of Murray Johnstone International Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Murray Johnstone International Limited pursuant to the Investment Advisers Act of 1940, as amended ("Advisers Act"), (SEC File No. 801-34926).

The list required by this Item 28 of officers and directors of Wellington Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

Item 29.  Principal Underwriters

     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                 July 15, 1982
SEI Liquid Asset Trust                                 November 29, 1982
SEI Tax Exempt Trust                                   December 3, 1982
SEI Index Funds                                        July 10, 1985
SEI Institutional Managed Trust                        January 22, 1987
SEI International Trust                                August 30, 1988
The Advisors' Inner Circle Fund                        November 14, 1991
The Pillar Funds                                       February 28, 1992
CUFund                                                 May 1, 1992
STI Classic Funds                                      May 29, 1992
First American Funds, Inc.                             November 1, 1992
First American Investment Funds, Inc.                  November 1, 1992
The Arbor Fund                                         January 28, 1993
Boston 1784 Funds (R)                                  June 1, 1993
MarquisSM Funds                                        August 17, 1993
Morgan Grenfell Investment Trust                       January 3, 1994
The Achievement Funds Trust                            December 27, 1994
Bishop Street Funds                                    January 27, 1995
CrestFunds, Inc.                                       March 1, 1995
STI Classic Variable Trust                             August 18, 1995
Ark Funds                                              November 1, 1995
Monitor Funds                                          January 11, 1996
FMB Funds, Inc.                                        March 1, 1996
SEI Asset Allocation Trust                             April 1, 1996
TIP Funds                                              April 28, 1996
SEI Institutional Investments Trust                    June 14, 1996
First American Strategy Funds, Inc.                    October 1, 1996
HighMark Funds                                         February 15, 1997
Armada Funds                                           March 8, 1997
PBHG Insurance Series Fund, Inc.                       April 1, 1997
Expedition Funds                                       June 9, 1997

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B.

The principal business address of each person named in the table below is SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456

                                                                                             Positions and Offices
Name                             Positions and Offices with Underwriter                      with Registrant
----                             --------------------------------------                      ---------------------

Alfred P. West, Jr.              Director, Chairman & Chief Executive Officer                -
Henry H. Greer                   Director, President & Chief Operating Officer               -
Carmen V. Romeo                  Director, Executive Vice President
Gilbert L. Beebower              Executive Vice President                                    -
Richard B. Lieb                  Executive Vice President                                    -
Leo J. Dolan, Jr.                Senior Vice President                                       -
Carl A. Guarino                  Senior Vice President                                       -
Larry Hutchinson                 Senior Vice President
Jack May                         Senior Vice President
A. Keith McDowell                Senior Vice President                                       -
Dennis J. McGonigle              Executive Vice President                                    -
Hartland J. McKeown              Senior Vice President                                       -
Barbara J. Moore                 Senior Vice President                                       -
Kevin P. Robins                  Senior Vice President,                                      Vice President &
                                 General Counsel & Secretary                                 Assistant Secretary
Patrick K. Walsh                 Senior Vice President                                       -
Marc H. Cahn                     Vice President & Assistant Secretary
Robert Crudup                    Vice President & Managing Director                          -
Vic Galef                        Vice President & Managing Director                          -
Kim Kirk                         Vice President & Managing Director                          -
John Krzeminski                  Vice President & Managing Director                          -
Carolyn McLaurin                 Vice President & Managing Director                          -
Donald Pepin                     Vice President & Managing Director                          -
Mark Samuels                     Vice President & Managing Director                          -
Wayne M. Withrow                 Vice President & Managing Director                          -
Robert Aller                     Vice President                                              -
Gordon W. Carpenter              Vice President                                              -
Todd Cipperman                   Vice President & Assistant Secretary                        -
Barbara Doyne                    Vice President                                              -
Jeff Drennen                     Vice President                                              -
Kathy Heilig                     Vice President & Treasurer                                  -
Michael Kantor                   Vice President                                              -
Samuel King                      Vice President                                              -
Joanne Nelson                    Vice President                                              -
W. Kelso Morrill                 Vice President                                              -
Sandra K. Orlow                  Vice President & Secretary                                  Vice President &
                                                                                             Assistant Secretary
Cynthia M. Parrish               Vice President & Assistant Secretary                        -
Kim Rainey                       Vice President                                              -
Steve Smith                      Vice President                                              -
Daniel Spaventa                  Vice President                                              -
Kathryn L. Stanton               Vice President & Assistant Secretary                        Vice President &
                                                                                             Assistant Secretary
c.   None.

Item 30.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a), 31a-1(b)(1), (2)(a) and (b), (3), (6), (8),
     (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

     First Union National Bank                   The Northern Trust Company
     530 Walnut Street                           50 South LaSalle Street
     Philadelphia, PA  19106                     Chicago, IL  60675

(b)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5);
     (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

     SEI Fund Resources
     One Freedom Valley Road
     Oaks, PA  19456


(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Adviser:

     Pilgrim Baxter & Associates, Ltd.           Murray Johnstone
     825 Duportail Road                          International Limited
     Wayne, PA  19087                            11 West Nile Street
                                                 Glasgow, Scotland  G12PX

     Wellington Management Company, LLP     Pilgrim Baxter Value Investors, Inc.
     75 State Street                        825 Duportail Road
     Boston, MA  02109                      Wayne, PA 19087


Item 31.  Management Services:  None.

Item 32.  Undertakings


     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, and Commonwealth of Pennsylvania on the ______ day of _______________, 1998.

                              THE PBHG FUNDS, INC.
                              Registrant

                              By:  ______________________________
                                   Harold J. Baxter
                                   Chairman and Director

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                         DATE


____________________             Chairman and Director           _______________
Harold J. Baxter

____________________             Director                        _______________
John R. Bartholdson

____________________             Director                        _______________
Jettie M. Edwards

____________________             Director                        _______________
Albert A. Miller

____________________             President                       _______________
Gary L. Pilgrim

____________________             Executive Vice President        _______________
Paul J. Hondros

____________________             Vice President                  _______________
Brian F. Bereznak

____________________             Treasurer, Chief Financial      _______________
Lee T. Cummings                  Officer and Controller


     *By: _____________________
          Harold J. Baxter
          (Attorney-in-Fact)

                      REPRESENTATION OF COUNSEL PURSUANT TO
                  RULE 485(b) UNDER THE SECURITIES ACT OF 1933


         We hereby represent that Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of The PBHG Funds, Inc. (File No. 2-99810) filed with the Securities and Exchange Commission under the Securities Act of 1933 and Amendment No. 32 under the Investment Company Act of 1940 (File No. 811-04391) contains no disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.


                                  /s/ Ballard Spahr Andrews & Ingersoll, LLP
                                  ------------------------------------------
                                  Ballard Spahr Andrews & Ingersoll, LLP

                                  EXHIBIT LIST


     Exhibit Number            Description
     --------------            -----------
     1(w)             Certificate of Correction dated March 19, 1998, with respect to Articles of Incorporation filed July
                      31, 1992

     2                Amended and Restated By-Laws of the Registrant adopted effective April 9, 1998

     9(c)             Form of Amendment dated May 1, 1998 to Sub-Administrative Services Agreement between The
                      PBHG Funds, Inc., PBHG Fund Services and SEI Fund Resources dated July 1, 1996

     11(a)            Consent of Coopers & Lybrand L.L.P.

     11(b)            Consent of Ballard Spahr Andrews & Ingersoll, LLP

     24(a)            Power of Attorney

     24(b)            Power of Attorney

     27               Financial Data Schedules